UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31

Date of reporting period:	08/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus BASIC Municipal Money Market Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Information About the Review and Approval
of the Fund's Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC Municipal Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

However, the Fed's recent pause does not necessarily mean that it has finished raising short-term interest rates. Some inflation risks remain, and we expect the Fed to remain vigilant in its attempts to forestall any further acceleration of inflation. However, while inflation expectations seem to have remained somewhat above the Fed's comfort zone,a recent economic release, commonly known as the "beige book," may suggest that the Fed is dually committed not to raise rates so much as to damper the current economic growth cycle. In our judgment, future Fed action is likely to depend mainly on economic data, particularly employment numbers and such "core" inflation indicators as CPI and PPI.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Senior Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2006, the fund produced a yield of 2.78% .Taking into account the effects of compounding, the fund produced an effective yield of 2.81% .1

Municipal money market yields continued to rise along with short-term interest rates, as the Federal Reserve Board (the "Fed") maintained its efforts to forestall inflationary pressures over most of the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, in an effort to position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

year range which,if purchased,would tend to lengthen the fund's average weighted maturity.We also may decrease the average weighted maturity in a rising interest-rate environment. If we anticipate limited new-issue supply and lower interest rates, we may extend the fund's average maturity to maintain current yields for as long as we deem practical.At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

What other factors influenced the fund's performance?

The reporting period began in the immediate aftermath of Hurricane Katrina, which caused analysts to speculate that the Fed might pause in its ongoing tightening campaign at its September 2005 meeting to assess the storm's economic impact. Instead, the U.S. economy continued to expand, and the Fed raised short-term interest rates at each of three meetings over the final four months of 2005. During the opening months of 2006, the unemployment rate hit multi-year lows, consumer spending remained strong, and the Fed continued to raise short-term interest rates in its ongoing inflation-fighting effort. By July 2006, the overnight federal funds rate stood at 5.25% . However, during the summer of 2006, evidence of a softening housing market and lower-than-expected employment gains began to emerge. Consequently, at its August meeting, the Fed refrained from raising short-term interest rates for the first time in more than two years.

Yields of tax-exempt money market instruments rose along with interest rates. However, yields of shorter-dated municipal money market securities generally rose more sharply than longer-dated securities, causing yield differences along the maturity spectrum to narrow. Investors therefore continued to focus on instruments maturing in six months or less. Even institutional investors who normally favor longer-term securities began to purchase tax-exempt money market securities, adding to demand and putting downward pressure on tax-exempt yields.

The strengthening U.S. economy helped boost tax revenues for most states and municipalities, reducing their need to borrow to cover oper-

4

ating shortfalls. In addition, some issuers revised their borrowing programs to rely more heavily on variable-rate demand notes on which yields are reset weekly or monthly. Reduced issuance of one-year tax-exempt municipal notes amid robust investor demand helped constrain the rise in tax-exempt money market yields.

In this environment, we found opportunities for incrementally higher yields from tax-exempt commercial paper with maturities in the six to nine month range. For most of the reporting period, we maintained a relatively short weighted average maturity as interest rates rose. However, we moved to a slightly longer-than-average posture during the summer of 2006 to capture what we believed to be attractive yields from newly issued securities. We maintained that position in August, primarily in an effort to smooth out the fund's yield by limiting its exposure to variable-rate instruments.

What is the fund's current strategy?

Recent signs of an economic slowdown suggest to us that short-term interest rates are unlikely to move much higher. In our view, while additional rate hikes are possible, the Fed for now is waiting to assess the effects of its previous moves on inflation and the economy.

September 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1] Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days'
notice to the contrary, and has committed to continue this agreement at least until August 31,
2007. Had these expenses not been absorbed, the fund's yield would have been 2.61% and the fund's effective yield would have been 2.64%.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.24
Ending value (after expenses)	$1,015.50

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.24
Ending value (after expenses)	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS August 31, 2006
Short-Term	Coupon	Maturity	Principal
Investments—99.2%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.6%
Haleyville Industrial Development
Board, Revenue (Door
Components, LLC Project)
(LOC; Regions Bank)	3.53	9/7/06	2,000,000 [a]	2,000,000
Arizona—2.7%
Salt River Project Agricultural
Improvement and Power
District, CP (Liquidity
Facility: Bank of America,
Bank One, Citibank NA,
JPMorgan Chase Bank,
Marshall and Isley Bank,
and Wells Fargo Bank)	3.60	9/5/06	8,000,000	8,000,000
The Industrial Development
Authorities of the City of
Tucson and the County of Pima,
Joint SFMR (GIC; Trinity
Funding Corporation and LOC:
FHLMC, FNMA and GNMA)	4.90	8/3/07	1,750,000	1,763,307
Arkansas—.8%
Arkansas Development Finance
Authority, IDR (Defiance Metal
Products of Arkansas Project)
(LOC; Standard Federal Bank)	3.58	9/7/06	2,760,000 [a]	2,760,000
California—.7%
California Statewide Communities
Development Authority, MFHR
(Vista Montana Apartments)
(Liquidity Facility; Merrill Lynch)	3.51	9/7/06	2,500,000 [a,b]	2,500,000
Colorado—3.2%
City and County of Denver,
MFHR (Broadway Plaza Lofts
Project) (Liquidity Facility;
Merrill Lynch)	3.54	9/7/06	5,915,000 [a,b]	5,915,000
Colorado Health Facilities
Authority, Revenue
(Catholic Health Initiatives)	5.50	12/1/06	1,000,000	1,004,645
Colorado Housing and Finance
Authority, EDR (Closet Factory
Project) (LOC; The Bank of
New York)	3.57	9/7/06	2,300,000 [a]	2,300,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Section 14 Metropolitan District
Jefferson County, GO Notes,
Refunding (LOC; U. S. Bank NA)	3.50	12/1/06	2,300,000	2,300,000
District of Columbia—1.5%
District of Columbia,
Revenue (Idea Public Charter
School) (LOC; Allfirst Bank)	3.63	9/7/06	2,300,000 [a]	2,300,000
District of Columbia,
Revenue (Merlots Program)
(Insured; MBIA and Liquidity
Facility; Wachovia Bank)	3.45	9/7/06	3,105,000 [a,b]	3,105,000
Florida—2.2%
Broward County Health Facilities
Authority, Revenue, Refunding
(John Knox Village of Florida,
Inc. Project) (Insured; Radian
Bank and Liquidity Facility;
SunTrust Bank)	3.62	9/1/06	2,770,000 [a]	2,770,000
Jacksonville Health Facilities
Authority, HR (Baptist
Medical Center Project)
(LOC; Bank of America)	3.57	9/1/06	3,900,000 [a]	3,900,000
Putnam County Development
Authority, PCR, Refunding
(Florida Power and Light
Company Project)	3.57	9/1/06	1,300,000 [a]	1,300,000
Georgia—9.1%
Atlanta,
Airport Revenue (Merlots
Program) (Insured; FGIC and
Liquidity Facility; Wachovia Bank)	3.50	9/7/06	5,070,000 [a,b]	5,070,000
Gainesville Housing Authority,
MFHR (Lenox Park Apartments
Project) (Liquidity Facility;
Merrill Lynch)	3.54	9/7/06	3,330,000 [a,b]	3,330,000
Gwinnett County Housing Authority,
MFHR, Refunding (Palisades at
Satellite Crossing Apartments
Project) (LOC; SunTrust Bank)	3.47	9/7/06	5,000,000 [a]	5,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Savannah Economic Development
Authority, Industrial Revenue
(Home Depot Project)	3.46	9/7/06	20,000,000 [a]	20,000,000
Idaho—1.0%
Oneida County Economic
Corporation, IDR (Hess Pumice
Products, Inc. Project)
(LOC; Key Bank)	3.55	9/7/06	3,500,000 [a]	3,500,000
Illinois—5.7%
Cook County Community Consolidated
School District Number 21,
Educational Purposes TAW	4.75	4/1/07	5,975,000	6,007,006
Illinois,
GO (Liquidity Facility;
Citibank NA)	3.45	9/7/06	2,685,000 [a,b]	2,685,000
Illinois,
GO (Liquidity Facility; Citigroup
Global Markets Holdings)	3.45	9/7/06	2,505,000 [a,b]	2,505,000
Illinois Development Finance
Authority, Revenue (Aurora
Central Catholic High School)
(LOC; Allied Irish Banks)	3.69	9/7/06	1,000,000 [a]	1,000,000
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project)
(LOC; ABN-AMRO)	3.53	9/7/06	1,400,000 [a]	1,400,000
Illinois Finance Authority,
IDR (CFC International Inc.
Project) (LOC; ABN-AMRO)	3.51	9/7/06	1,800,000 [a]	1,800,000
University of Illinois,
University Revenue
(Putters Program)
(Insured; MBIA and Liquidity
Facility; PB Capital Corp.)	3.47	9/7/06	5,245,000 [a,b]	5,245,000
Indiana—2.7%
Fort Wayne,
EDR (Park Center Project)
(LOC; National City Bank)	3.47	9/7/06	2,800,000 [a]	2,800,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Indiana (continued)
Gary,
EDR (Gary County Market
Project) (LOC; ABN-AMRO)	3.51	9/7/06	3,275,000 [a]	3,275,000
Lawrence-Fort Harrison Reuse
Authority, Tax Increment
Revenue (Fort Harrison
Military Base) (LOC; Fifth
Third Bank)	3.60	9/7/06	3,800,000 [a]	3,800,000
Kentucky—1.4%
Kenton County Airport Board,
Special Facilities Revenue
(Airis Cincinnati LLC Project)
(LOC; Deutsche Postbank)	3.50	9/7/06	5,000,000 [a]	5,000,000
Louisiana—2.0%
Lehman Municipal Trust Receipts
(Jefferson Parish Home
Mortgage Authority) (Liquidity
Facility; Lehman Liquidity
Corporation and LOC:
FNMA and GNMA)	3.52	9/7/06	5,140,000 [a,b]	5,140,000
Zachary Community School
District Number 1, GO Notes
(Insured; AMBAC)	5.00	3/1/07	1,940,000	1,951,820
Maryland—.7%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Bank)	3.83	9/7/06	2,460,000 [a]	2,460,000
Michigan—5.7%
ABN AMRO Munitops Certificate
Trust, Revenue (Insured;
GNMA and Liquidity
Facility; ABN-AMRO)	3.42	9/7/06	9,495,000 [a,b]	9,495,000
Michigan Hospital Finance
Authority, Revenue (Healthcare
Equipment Loan Program)
(LOC; Fifth Third Bank)	3.45	9/7/06	2,900,000 [a]	2,900,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan (continued)
Michigan Strategic Fund,
LOR (NSS Technologies Project)
(LOC; Wachovia Bank)	3.51	9/7/06	4,000,000 [a]	4,000,000
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; ABM-AMRO)	3.57	9/7/06	4,350,000 [a]	4,350,000
Minnesota—1.4%
Southern Minnesota Municipal Power
Agency, Power Supply System
Revenue, CP (Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	3.65	11/30/06	5,100,000	5,100,000
Mississippi—.7%
Mississippi Business Finance Corporation,
Revenue (Jackson Preparatory
School Foundation Project)
(LOC; First Tennessee Bank)	3.60	9/7/06	2,420,000 [a]	2,420,000
Missouri—1.0%
Saint Louis Industrial Development
Authority, MFHR (Windward
Estates Project) (GIC; IXIS
Corporate and Investment Bank
and Liquidity Facility;
Merrill Lynch Capital Services)	3.54	9/7/06	3,500,000 [a,b]	3,500,000
Nevada—2.6%
Clark County,
EDR (Lutheran Secondary
School Association Project)
(LOC; Allied Irish Banks)	3.61	9/7/06	3,700,000 [a]	3,700,000
Reno,
Subordinate Lien Sales Tax Revenue
(ReTrac-Reno Transportation
Rail Access Corridor Project)
(Liquidity Facility; Goldman
Sachs Group and LOC;
Goldman Sachs Group)	3.47	9/7/06	5,780,000 [a,b]	5,780,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—.9%
Iredell County Industrial
Facilities and Pollution
Control Financing Authority,
Revenue (Onsrud Inc. Project)
(LOC; Wachovia Bank)	3.51	9/7/06	3,300,000 [a]	3,300,000
Ohio—2.7%
Clark County,
Solid Waste Facilities Revenue
(Eastwood Dairy LLC Project)
(LOC; National City Bank)	3.53	9/7/06	2,750,000 [a]	2,750,000
Ohio State Higher Educational
Facilities, Revenue
(Cedarville University
Project) (LOC; Key Bank)	3.48	9/7/06	6,945,000 [a]	6,945,000
Pennsylvania—13.1%
Bethlehem Area School District,
GO Notes (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	3.44	9/7/06	5,000,000 [a]	5,000,000
Bucks County Industrial
Development Authority,
Revenue (Christian Life Center
Project) (LOC; Wachovia Bank)	3.51	9/7/06	1,700,000 [a]	1,700,000
Chester County Industrial
Development Authority, Student
Housing Revenue (University
Student Housing LLC Project)
(LOC; Citizens Bank of
Pennsylvania)	3.46	9/7/06	7,225,000 [a]	7,225,000
Dauphin County General Authority,
Revenue (Insured; FSA and
Liquidity Facility: Bank of
Nova Scotia and KBC Bank)	3.44	9/7/06	2,300,000 [a]	2,300,000
Emmaus General Authority,
Local Government Revenue
(LOC; DEPFA Bank PLC)	3.43	9/7/06	6,400,000 [a]	6,400,000
Lancaster County,
GO Notes (Insured; FSA
and Liquidity Facility;
Royal Bank of Canada)	3.44	9/7/06	3,000,000 [a]	3,000,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Lancaster Industrial Development
Authority, Revenue (Student
Lodging and Student Services
Project) (LOC; Fulton Bank)	3.51	9/7/06	4,315,000 [a]	4,315,000
Mount Lebanon School District,
GO Notes (Merlots Program)
(Insured; MBIA and Liquidity
Facility; Wachovia Bank)	3.45	9/7/06	5,175,000 [a,b]	5,175,000
Philadelphia Authority for
Industrial Development,
Healthcare Facility Revenue
(Greater Philidelphia Health Action
Project) (LOC; Commerce Bank)	3.44	9/7/06	3,400,000 [a]	3,400,000
Reading Regional Airport
Authority, Revenue (Insured;
AMBAC and Liquidity Facility;
Wachovia Bank)	3.46	9/7/06	3,940,000 [a]	3,940,000
Scranton Redevelopment Authority,
LR (LOC; PNC Bank N.A.)	3.46	9/7/06	1,900,000 [a]	1,900,000
Spring Grove Area School District,
GO Notes (Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	3.44	9/7/06	3,500,000 [a]	3,500,000
South Carolina—1.4%
South Carolina Association of
Governmental Organizations,
COP, TAN	4.25	4/13/07	5,000,000	5,009,810
Tennessee—10.0%
Chattanooga Metropolitan Airport
Authority, Revenue, Refunding
(LOC; First Tennessee Bank)	3.70	9/7/06	9,325,000 [a]	9,325,000
Sevier County Public Building
Authority, Revenue (Local
Government Public Improvement)
(Insured; AMBAC and Liquidity
Facility; KBC Bank)	3.43	9/7/06	12,500,000 [a]	12,500,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank)	3.47	9/7/06	5,000,000 [a,b]	5,000,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Tennergy Corporation,
Gas Revenue (Putters Program)
(LOC; BNP Paribas)	3.46	9/7/06	10,000,000 [a,b]	10,000,000
Texas—8.9%
El Paso County Hospital District,
GO Notes (Putters Program)
(Insured; AMBAC and Liquidity
Facility; Deutsche Postbank)	3.47	9/7/06	3,470,000 [a,b]	3,470,000
Greenville Industrial Development
Corporation, IDR (Woodgrain
Project) (LOC; General
Electric Capital Corp.)	3.51	9/7/06	3,225,000 [a]	3,225,000
Gulf Coast Industrial Development
Authority, SWDR (CITGO
Petroleum Corporation Project)
(LOC; Wachovia Bank)	3.65	9/1/06	8,000,000 [a]	8,000,000
Houston,
CP (Liquidity Facility;
JPMorgan Chase Bank)	3.62	1/10/07	5,000,000	5,000,000
Lower Neches Valley Authority
Industrial Development
Corporation, Exempt Facilities
Revenue (Onyx Environmental
Services, LLC Project)
(LOC; Bank of America)	3.46	9/7/06	3,400,000 [a]	3,400,000
Port of Port Arthur Navigation
District, Environmental
Facilities Revenue, Refunding
(Motiva Enterprises Project)	3.62	9/7/06	5,945,000 [a]	5,945,000
Revenue Bond Certificate Series
Trust, Revenue (Siena Place)
(GIC; AIG Funding Inc.)	3.83	9/7/06	3,315,000 [a,b]	3,315,000
Utah—2.6%
Intermountain Power Agency,
Power Supply Revenue (Insured;
AMBAC and Liquidity Facility;
Morgan Stanley Bank)	3.60	12/1/06	3,050,000	3,050,000
Utah Housing Finance Agency,
MFHR, Refunding (Candlestick
Apartments LLC) (Insured; FNMA
and Liquidity Facility; FNMA)	3.45	9/7/06	6,400,000 [a]	6,400,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Vermont—.2%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Capital Asset
Financing Program)
(LOC; M&T Bank)	3.52	9/7/06	900,000 [a]	900,000
Virginia—3.8%
Hanover County Industrial
Development Authority, IDR
(Iron and Metal Company
Project) (LOC; Branch Banking
and Trust Company)	3.55	9/7/06	3,525,000 [a]	3,525,000
Patrick County Industrial
Development Authority, IDR
(Narroflex Inc. Project)
(LOC; HSBC Bank USA)	3.65	9/7/06	3,710,000 [a]	3,710,000
Roanoke Industrial Development
Authority, IDR (Virginia
Transformer Corporation)
(LOC; SunTrust Bank)	3.56	9/7/06	1,440,000 [a]	1,440,000
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	3.80	12/12/06	5,000,000	5,000,000
Washington—4.7%
Port Chehalis Industrial
Development Corporation,
Revenue (JLT Holding LLC
Project) (LOC; Key Bank)	3.55	9/7/06	2,970,000 [a]	2,970,000
Washington Housing Finance
Commission, MFHR (Vintage
Everett Living) (Insured; FNMA
and Liquidity Facility; FNMA)	3.47	9/7/06	5,250,000 [a]	5,250,000
Washington Housing Finance
Commission, MFHR, Refunding
(Avalon Ridge Apartments
Project) (Collateralized; FNMA)	3.50	9/7/06	8,755,000 [a]	8,755,000
Wisconsin—2.2%
Racine,
Note Anticipation Notes	4.50	10/10/06	3,800,000	3,804,194
Sturgeon Bay,
Note Anticipation Notes	4.40	4/2/07	1,000,000	1,002,112

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Project)
(LOC; Bank One)	3.44	9/7/06	3,190,000 [a]	3,190,000
Wyoming—3.0%
Campbell County,
IDR (Two Elk Power Generation
Station Project) (GIC; Royal
Bank of Canada)	3.55	11/30/06	4,000,000	4,000,000
Campbell County,
IDR (Two Elk Power
Generation Station Project)
(LOC; Citibank NA)	3.55	11/30/06	7,000,000	7,000,000

Total Investments (cost $360,167,894)			99.2%	360,167,894
Cash and Receivables (Net)			.8%	3,062,960
Net Assets			100.0%	363,230,854

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $81,230,000 or 22.4% of net assets.

16

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	80.6
AAA,AA,A [c]		Aaa,Aa,A [c]		AAA,AA,A [c]	4.3
Not Rated [d]		Not Rated [d]		Not Rated [d]	15.1
					100.0

† Based on total investments.
[c] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers
[d] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	360,167,894	360,167,894
Cash		1,098,673
Interest receivable		2,126,141
Prepaid expenses		11,214
		363,403,922

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		110,286
Payable for shares of Common Stock redeemed		3,932
Accrued expenses		58,850
		173,068

Net Assets ($)		363,230,854

Composition of Net Assets ($):
Paid-in capital		363,237,191
Accumulated net realized gain (loss) on investments		(6,337)

Net Assets ($)		363,230,854

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		363,237,191
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Interest Income	11,650,299
Expenses:
Management fee—Note 2(a)	1,815,502
Shareholder servicing costs—Note 2(b)	201,219
Professional fees	65,006
Custodian fees	41,833
Directors' fees and expenses—Note 2(c)	22,167
Registration fees	21,922
Prospectus and shareholders' reports	15,166
Miscellaneous	23,102
Total Expenses	2,205,917
Less—reduction in management fee
due to undertaking—Note 2(a)	(571,966)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(19,382)
Net Expenses	1,614,569
Investment Income—Net, representing net increase in
net assets resulting from operations	10,035,730

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment Income—Net,
representing net increase in
net assets resulting from operations	10,035,730	6,140,117

Dividends to Shareholders from ($):
Investment income—net	(10,035,730)	(6,140,117)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	205,775,507	347,817,846
Dividends reinvested	9,686,729	5,836,402
Cost of shares redeemed	(273,218,253)	(381,493,996)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(57,756,017)	(27,839,748)
Total Increase (Decrease) in Net Assets	(57,756,017)	(27,839,748)

Net Assets ($):
Beginning of Period	420,986,871	448,826,619
End of Period	363,230,854	420,986,871

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.028	.016	.007	.009	.013
Distributions:
Dividends from investment income—net	(.028)	(.016)	(.007)	(.009)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.82	1.64	.67	.87	1.36

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.60	.60	.61	.60
Ratio of net expenses
to average net assets	.44	.44	.44	.45	.45
Ratio of net investment income
to average net assets	2.76	1.63	.67	.87	1.35

Net Assets, end of period ($ x 1,000)	363,231	420,987	448,827	383,146	415,962

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liq-uidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager,is the distributor of the fund's shares,which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not

24

deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $6,337 is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were all tax exempt income.

At August 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $571,966 during the period ended August 31, 2006.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006, the fund was charged $155,735 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $30,617 pursuant to the transfer agency agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $152,467, chief compliance officer fees $1,895 and transfer agency per account fees $4,800, which are offset against an expense reimbursement currently in effect in the amount of $48,876.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2006 as "exempt-interest dividends" (not generally subject to regular federal income tax).

28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on April 18, 2006, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF T H E F U N D 's M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) (continued)

selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses, and total return performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's contractual and actual management fees were above and below the Expense Group medians, respectively.The Board also noted that the fund's total expense ratio was lower than the median of the Expense Group and Expense Universe (in the first quartile, which reflects the group of funds with the lowest expense ratios).

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance for various periods ended February 28, 2006, and placed significant emphasis on comparisons of total return performance among the same group of funds as the Expense Group (the "Performance Group") and to a group of funds that was broader than the Expense Universe (the "Performance Universe") that also was selected by Lipper.The Board noted that the fund achieved first quintile total return rankings (the first quintile reflecting the highest performance ranking group) among its Performance Group and Performance Universe for each reported time period up to 10 years.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the "Similar Funds"), and explained the nature of the Similar Funds and any differences, from the Manager's perspective, in providing services to the Similar Funds as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager's performance, and the services provided.

30

The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund's management fee.

Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF T H E F U N D 's M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) (continued)

realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided.The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Gordon J. Davis (65)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 24

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

36

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0122AR0806

Dreyfus BASIC New Jersey Municipal Money Market Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Information About the Review and Approval
of the Fund's Management Agreement
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC New Jersey Municipal Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

However, the Fed's recent pause does not necessarily mean that it has finished raising short-term interest rates. Some inflation risks remain, and we expect the Fed to remain vigilant in its attempts to forestall any further acceleration of inflation. However, while inflation expectations seem to have remained somewhat above the Fed's comfort zone,a recent economic release, commonly known as the "beige book," may suggest that the Fed is dually committed not to raise rates so much as to damper the current economic growth cycle. In our judgment, future Fed action is likely to depend mainly on economic data, particularly employment numbers and such "core" inflation indicators as CPI and PPI.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2006, the fund produced a yield of 2.75% .Taking into account the effects of compounding, the fund produced an effective yield of 2.78% .1

Yields of tax-exempt money market securities generally rose along with short-term interest rates, as the Federal Reserve Board (the "Fed") continued its efforts to forestall potential inflationary pressures during most of the reporting period.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey exempt issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund's average weighted maturity. If we anticipate limited new-issue supply, we may extend the fund's average maturity to maintain then-current yields for as long as we deem practical.At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term, interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The Fed raised short-term interest rates gradually and steadily during most of the reporting period, driving the overnight federal funds rate to 5.25% by the end of June 2006.The Fed's moves were a response to generally robust economic growth, which proved to be especially strong during the first quarter of 2006, as labor markets strengthened and prices of oil and other commodities surged higher.As a result, during the spring of 2006, investors grew more concerned about inflation. These worries were exacerbated by hawkish comments by some Fed members, leading investors to conclude that the Fed might raise interest rates more than they had expected. Concerns regarding an overheated economy appeared to wane during the summer, however, when U.S. housing markets softened and employment gains moderated. As a result, investors looked forward to a possible end to the Fed's credit tightening campaign.The Fed obliged at its August meeting by holding the federal funds rate steady.

The growing U.S. economy benefited New Jersey's fiscal condition as tax receipts proved to be higher than originally projected. Although the process was contentious at times, the state adopted a relatively conservative budget for the 2007 fiscal year and made progress toward resolving its longer-term structural imbalances.

Yields of tax-exempt money market instruments generally rose along with interest rates. However, yields of shorter-dated municipal money market securities climbed more sharply than longer-dated securities, leaving little difference in the yields of tax-exempt securities with

4

maturities between six months and four years. Investors therefore focused mainly on instruments maturing in six months or less, which put downward pressure on yields at the short end of the maturity range.

Due to low yields from very short-term, floating-rate instruments, we generally focused on seasoned municipal notes and bonds maturing over six to nine months. We occasionally found opportunities with somewhat longer maturities, enabling us to construct a "laddered" portfolio of securities scheduled to mature at different times over the next nine to 10 months.This strategy is designed to help protect the fund's yield while ensuring that cash remains available for redemptions and new investments.

What is the fund's current strategy?

Despite signs of slower economic growth and the Fed's pause in August, short-term interest rates may move higher if inflation concerns persist. Accordingly, in an effort to balance the need to maintain flexibility with a desire to avoid the volatility and low yields of very short-term instruments, we have set the fund's weighted average maturity in a range we consider slightly longer than industry averages. In our judgment, this is a prudent strategy until current uncertainty regarding Fed policy is resolved.

September 15, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1] Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days' notice to the contrary, and has committed to continue this agreement at least until
August 31, 2007. Had these expenses not been absorbed, the fund's yield would have been
2.56% and the fund's effective yield would have been 2.59%.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,015.40

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund's annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS August 31, 2006
Short-Term	Coupon	Maturity	Principal
Investments—100.7%	Rate (%)	Date	Amount ($)	Value ($)

New Jersey—97.1%
Burlington Township,
GO Notes (Insured; XLCA)	3.75	2/15/07	340,000	340,452
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(Cooper Health System
Obligated Group Issue)
(LOC; Commerce Bank N.A.)	3.51	9/7/06	6,000,000 [a]	6,000,000
Cape May,
GO Notes, BAN	4.25	10/12/06	1,875,000	1,877,203
Cherry Hill Township,
GO Notes, BAN	4.00	11/3/06	4,900,000	4,900,000
Cumberland County,
GO Notes, Refunding
(Insured; MBIA)	4.50	9/15/06	130,000	130,040
Deptford Township,
GO Notes, BAN	4.50	7/20/07	1,000,000	1,005,087
East Brunswick Township,
GO Notes, BAN	4.00	10/11/06	1,000,000	1,001,009
Egg Harbor,
GO Notes, BAN	4.50	6/1/07	1,500,000	1,506,499
Fair Haven Borough,
GO Notes, BAN	4.50	2/20/07	1,000,000	1,004,551
Haddonfield,
GO Notes, BAN	4.30	10/13/06	1,000,000	1,000,938
High Bridge Borough,
BAN	4.50	7/27/07	1,272,700	1,278,539
Hopatcong Borough,
GO Notes, BAN	4.00	9/22/06	1,000,000	1,000,558
Hopewell Township,
GO Notes, BAN	3.75	10/17/06	1,000,000	1,000,305
Hudson County,
COP, Refunding (AGH Leasing, Inc.)
(Insured; MBIA)	6.00	12/1/06	115,000	115,729
Hunterdon County,
General Improvement GO	4.25	12/15/06	125,000	125,154
Irvington Township,
GO Notes, BAN	4.50	3/15/07	1,000,000	1,004,429
Jersey City,
GO Notes, School Refunding	6.00	10/1/06	300,000	300,509

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Lenape Regional High School
District Board of Education,
GO Notes (Insured; FGIC)	5.00	4/1/07	140,000	140,905
Mercer County Improvement
Authority, Revenue (Children's
Home Society Project)
(LOC; Wachovia Bank)	3.47	9/7/06	935,000 [a]	935,000
Middlesex County,
GO Notes	4.00	1/1/07	100,000	100,075
Monmouth County Improvement
Authority, Capital Equipment
Pooled LR	4.50	10/1/06	200,000	200,109
Morris Plains School District,
Temporary Notes	4.50	5/2/07	1,025,000	1,028,772
Mount Laurel Township,
GO Notes, BAN	4.38	11/3/06	1,000,000	1,001,629
New Jersey,
GO Notes (Liquidity Facility;
JPMorgan Chase Bank)	3.50	9/7/06	2,400,000 [a,b]	2,400,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	3.85	9/7/06	675,000 [a]	675,000
New Jersey Economic Development
Authority, EDR (ARND LLC
Project) (LOC; Comerica Bank)	3.56	9/7/06	3,500,000 [a]	3,500,000
New Jersey Economic Development
Authority, EDR (Challenge
Printing Project)
(LOC; Wachovia Bank)	3.52	9/7/06	1,225,000 [a]	1,225,000
New Jersey Economic Development
Authority, EDR (Hathaway
Association LLC Project)
(LOC; Wachovia Bank)	3.52	9/7/06	2,115,000 [a]	2,115,000
New Jersey Economic Development
Authority, EDR (Park Lane
Associates Project) (LOC;
Wachovia Bank)	3.52	9/7/06	540,000 [a]	540,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, EDR (Parke Place
Associates Project) (LOC;
Commerce Bank N.A.)	3.73	9/7/06	5,900,000 [a]	5,900,000
New Jersey Economic Development
Authority, EDR (RCC Properties
LLC Project) (LOC; Wachovia Bank)	3.52	9/7/06	1,845,000 [a]	1,845,000
New Jersey Economic Development
Authority, EDR (Saint Peters
Preparatory School)
(LOC; Wachovia Bank)	3.47	9/7/06	940,000 [a]	940,000
New Jersey Economic Development
Authority, EDR (Stamato Realty
LLC Project) (LOC; Comerica Bank)	3.49	9/7/06	3,215,000 [a]	3,215,000
New Jersey Economic Development
Authority, EDR (United Window
and Door Manufacturing Inc.)
(LOC; Wachovia Bank)	3.52	9/7/06	335,000 [a]	335,000
New Jersey Economic Development
Authority, EDR (Wearbest
Sil-Tex Mills Project) (LOC;
The Bank of New York)	3.53	9/7/06	1,405,000 [a]	1,405,000
New Jersey Economic Development
Authority, EDR, Refunding (New
Jersey Foreign Trade Zone
Venture Project) (LOC; The
Bank of New York)	3.60	9/1/06	1,600,000 [a]	1,600,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC)
(LOC; Wachovia Bank)	3.52	9/7/06	500,000 [a]	500,000
New Jersey Economic Development
Authority, First Mortgage
Revenue (Crane's Mill Project)	7.38	2/1/07	120,000 [c]	124,284
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	3.53	9/7/06	3,000,000 [a]	3,000,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, IDR (Pennwell
Holdings LLC Project)
(LOC; Wachovia Bank)	3.52	9/7/06	2,610,000 [a]	2,610,000
New Jersey Economic Development
Authority, Revenue (Four
Woodbury Mews Project)
(LOC; Bank of America)	3.69	9/7/06	5,000,000 [a]	5,000,000
New Jersey Economic Development
Authority, Revenue (Joseph H.
Moreng, Jr. and James Moreng
Leasing Partnership)
(LOC; Wachovia Bank)	3.47	9/7/06	1,200,000 [a]	1,200,000
New Jersey Economic Development
Authority, Revenue (Melrich
Road Development Company, LLC
Project) (LOC; Wachovia Bank)	3.52	9/7/06	2,370,000 [a]	2,370,000
New Jersey Economic Development
Authority, Revenue (Oak Hill
Academy Project)
(LOC; Wachovia Bank)	3.47	9/7/06	1,980,000 [a]	1,980,000
New Jersey Economic Development
Authority, Revenue, Refunding
(Station Plaza Park and Ride, L.P.
Project) (LOC; Wachovia Bank)	3.47	9/7/06	2,700,000 [a]	2,700,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/06	765,000	765,000
New Jersey Economic Development
Authority, School Revenue (The
Peddie School Project)	4.00	2/1/07	200,000	200,118
New Jersey Economic Development
Authority, Thermal Energy
Facilites Revenue (Thermal
Energy Limited Partnership I
Project) (LOC; Bank One)	3.47	9/7/06	2,500,000 [a]	2,500,000
New Jersey Educational Facilities
Authority, Dormitory Safety
Trust Fund Revenue	5.00	3/1/07	250,000	251,444

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.00	9/1/06	350,000	350,000
New Jersey Educational Facilities
Authority, Revenue, Refunding
(Higher Education Facilities
Trust Fund)	4.00	9/1/06	625,000	625,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Bonds	4.50	9/1/06	240,000	240,000
New Jersey Environmental
Infrastructure Trust, Environmental
Infrastructure Bonds	5.00	9/1/06	745,000	745,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	3.47	9/7/06	525,000 [a]	525,000
New Jersey Housing and Mortgage
Finance Agency, SFHR
(Liquidity Facility; Dexia
Credit Locale)	3.47	9/7/06	5,165,000 [a]	5,165,000
New Jersey Transportation Trust
Fund Authority (Putters
Program) (Transportation
System) (Insured; FSA and
Liquidity Facility; JPMorgan
Chase Bank)	3.45	9/7/06	3,500,000 [a,b]	3,500,000
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; FGIC)	5.00	12/15/06	250,000	250,804
New Jersey Turnpike Authority,
Turnpike Revenue (Putters
Program) (Insured; MBIA and
Liquidity Facility; JPMorgan
Chase Bank)	3.62	9/7/06	600,000 [a,b]	600,000
Newark, School Qualified Bond Act,
GO Notes (Insured; MBIA)	5.30	9/1/06	410,000	410,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Newark Housing Authority,
MFHR (Liquidity Facility;
Merrill Lynch)	3.54	9/7/06	943,000 [a,b]	943,000
North Brunswick Township,
GO Notes, BAN	4.00	11/14/06	150,000	150,042
North Caldwell Borough Board of
Education, GO Notes (Insured; FSA)	3.75	1/16/07	310,000	310,000
Oceanport,
GO Notes, BAN	4.50	5/31/07	572,700	575,169
Port Authority of New York and New
Jersey (Consolidated Bonds,
88th Series)	4.63	10/1/06	325,000	325,241
Port Authority of New York and New
Jersey (Consolidated Bonds,
103th Series) (Insured; MBIA)	4.90	12/15/06	200,000	200,630
Port Authority of New York and New
Jersey (Consolidated Bonds,
126th Series) (Insured; FGIC)	5.00	11/15/06	100,000	100,199
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured; FGIC)	4.50	10/1/06	305,000	305,191
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured; FGIC
and Liquidity Facility; Dexia
Credit Locale)	3.46	9/7/06	1,740,000 [a,b]	1,740,000
Port Authority of New York and New
Jersey, Special Obligation
Revenue (Versatile Structure
Obligation) (Liquidity
Facility; Bank of Nova Scotia)	3.60	9/1/06	1,300,000 [a]	1,300,000
Port Authority of New York and New
Jersey, Transit Revenue
(Putters Program) (Insured;
CIFG and Liquidity Facility;
JPMorgan Chase Bank)	3.48	9/7/06	1,755,000 [a,b]	1,755,000
Raritan Township,
GO Notes, BAN	4.00	9/8/06	1,000,000	1,000,184
Stafford Township,
GO Notes, BAN	4.50	12/20/06	1,000,000	1,003,058

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Sussex County Municipal Utilities
Authority, Project Notes	4.50	12/29/06	1,000,000	1,003,306
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch)	3.46	9/7/06	6,250,000 [a,b]	6,250,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch)	3.48	9/7/06	4,995,000 [a,b]	4,995,000
Toms River Board of Education,
GO Notes	4.35	11/22/06	1,000,000	1,001,947
Wanaque Borough,
GO Notes, BAN	4.50	2/16/07	541,700	544,350
U.S. Related—3.6%
Puerto Rico Commonwealth,
Public Improvement (Insured;
Assured Guaranty and Liquidity
Facility; Morgan Stanley Bank)	3.44	9/7/06	3,300,000 [a,b]	3,300,000
Puerto Rico Industrial Tourist
Educational Medical and
Enviromental Control Facilities
Financing Authority, Environmental
Control Facilities Revenue (Bristol-
Myers Squibb Company Project)	3.46	9/7/06	900,000 [a]	900,000

Total Investments (cost $116,006,459)			100.7%	116,006,459

Liabilities, Less Cash and Receivables			(.7%)	(815,782)

Net Assets			100.0%	115,190,677

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $25,483,000 or 22.1% of net assets.
[c] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	46.1
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	8.8
Not Rated [e]		Not Rated [e]		Not Rated [e]	45.1
					100.0

† Based on total investments.
[d] Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[e] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	116,006,459	116,006,459
Cash		263,302
Interest receivable		1,107,634
Prepaid expenses		4,341
		117,381,736

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		34,484
Payable for investment securities purchased		2,103,237
Payable for shares of Common Stock redeemed		21
Accrued expenses		53,317
		2,191,059

Net Assets ($)		115,190,677

Composition of Net Assets ($):
Paid-in capital		115,190,677

Net Assets ($)		115,190,677

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		115,190,677
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

16

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Interest Income	3,539,087
Expenses:
Management fee—Note 2(a)	552,703
Shareholder servicing costs—Note 2(b)	66,961
Auditing fees	35,954
Custodian fees	14,774
Registration fees	8,623
Legal fees	7,957
Directors' fees and expenses—Note 2(c)	6,478
Prospectus and shareholders' reports	1,763
Miscellaneous	17,628
Total Expenses	712,841
Less—reduction in management fee
due to undertaking—Note 2(a)	(215,408)
Net Expenses	497,433
Investment Income—Net	3,041,654

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	2,527
Net unrealized appreciation (depreciation) on investments	(1,142)
Net Realized and Unrealized Gain (Loss) on Investments	1,385
Net Increase in Net Assets Resulting from Operations	3,043,039

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	3,041,654	1,940,439
Net realized gain (loss) on investments	2,527	628
Net unrealized appreciation
(depreciation) on investments	(1,142)	1,142
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,043,039	1,942,209

Dividends to Shareholders from ($):
Investment income—net	(3,041,654)	(1,940,439)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	49,938,990	60,360,669
Dividends reinvested	2,940,824	1,887,240
Cost of shares redeemed	(48,032,315)	(88,016,169)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	4,847,499	(25,768,260)
Total Increase (Decrease) in Net Assets	4,848,884	(25,766,490)

Net Assets ($):
Beginning of Period	110,341,793	136,108,283
End of Period	115,190,677	110,341,793

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.027	.016	.007	.009	.014
Distributions:
Dividends from investment income—net	(.027)	(.016)	(.007)	(.009)	(.014)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.78	1.59	.71	.89	1.46

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64	.64	.63	.63	.62
Ratio of net expenses
to average net assets	.45	.45	.44	.45	.45
Ratio of net investment income
to average net assets	2.75	1.57	.70	.87	1.45

Net Assets, end of period ($ x 1,000)	115,191	110,342	136,108	142,099	124,846

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits, if any, from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were all tax exempt income.

At August 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of

22

.45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $215,408 during the period ended August 31, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006 the fund was charged $52,268 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $8,646 pursuant to the transfer agency agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $49,130, chief compliance officer fees $1,895 and transfer agency per account fees $1,387, which are offset against an expense reimbursement currently in effect in the amount of $17,928.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and others or by appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2006 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on April 18, 2006, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were

26

selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses, and total return performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's contractual and actual management fees were at and below the Expense Group medians, respectively.The Board also noted that the fund's total expense ratio was in the first quintile among its Expense Group and Expense Universe (the first quintile reflecting the ranking group with the lowest expense ratios).

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance for various periods ended February 28, 2006, and placed significant emphasis on comparisons of total return performance among the same group of funds as the Expense Group (the "Performance Group") and to a group of funds that was broader than the Expense Universe (the "Performance Universe") that also was selected by Lipper.The Board noted that the fund achieved first quintile total return rankings (the first quintile reflecting the highest performance ranking group) among its Performance Group, and first and second quintile total return rankings among its Performance Universe, for each reported time period up to 10 years.

Representatives of the Manager reviewed with the Board members the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates reported in the same Lipper category as the fund (the "Similar Fund"), and explained the nature of the Similar Fund and any differences, from the Manager's perspective, in providing services to the Similar Fund as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board discussed the relationship of the management fees paid in light of the Manager's performance, and the services pro-

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF T H E F U N D 's M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) (continued)

vided.The Board members considered the relevance of the fee information provided for the Similar Fund, to evaluate the appropriateness and reasonableness of the fund's management fee.The Board noted that the Similar Fund had the same contractual management fee rate as the fund.

Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have

28

realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided.The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Gordon J. Davis (65)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 24

30

Joni Evans (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

32

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 33

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0127AR0806

Dreyfus High Yield Municipal Bond Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Municipal Bond Fund, covering the period between its inception on September 30, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view. The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. fixed-income market rallied in the wake of the Fed's announcement, including high yield bonds. Fixed-income investors apparently are optimistic that high energy prices and moderating home values may wring the adverse effects of excessive speculation from the market. Moreover, in our judgment, low default rates and moderate U.S. economic growth should help support high yield bond prices relative to other fixed-income market sectors. As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty and James Welch, Portfolio Managers

How did Dreyfus High Yield Municipal Bond Fund perform relative to its benchmark?

For the period between its inception on September 30, 2005, and the end of its annual reporting period on August 31, 2006, the fund produced an 11.35% total return.1 In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a 3.73% total return for the same period.2

Positive economic growth, strong business conditions and robust investor demand supported prices of high yield municipal bonds over the reporting period.These factors helped the fund produce a higher return than that of its benchmark, which placed less emphasis on tax-exempt securities from lower-rated issuers.

What is the fund's investment approach?

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal.To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 65% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus.The fund may invest up to 10% of its assets in defaulted municipal bonds. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as "high yield" or "junk" bonds.The fund may invest up to 35% of its assets in higher-quality municipal bonds rated AAA/Aaa to A or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds, we may assess the current interest rate environment and the municipal bond's credit profile and potential volatility in different rate environments.We focus on bonds with

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the potential to offer attractive current income, including those that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which sell at a price below their face value, or to "premium" bonds, which sell at a price above their face value.The fund's allocation to either discount or premium bonds will change with our view of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The U.S. economy continued to expand, supporting credit conditions for high yield municipal bond issuers. Strengthening labor markets and rising corporate earnings helped offset potentially negative influences, including volatile energy prices and rising short-term interest rates.As a result, business conditions remained sound in most industries. Even the nation's airlines, which had been hard-hit by terrorism and higher fuel prices, saw business fundamentals improve after raising fares and reducing operating costs in a consolidating industry. The automotive industry, which has struggled with high labor costs and competitive pressures, saw its bonds rebound as companies took steps to address their structural problems.

In addition, the market was supported by strong investor demand for income-producing securities. Because high yield municipal bonds typically offer more attractive levels of tax-free income than municipal bonds with higher credit ratings, they were subject to particularly robust investor demand.

The fund benefited as market conditions improved. In addition, the fund received strong contributions from securities backed by the states' settlement of litigation with U.S. tobacco companies, which rallied when several key legal disputes were adjudicated in favor of the tobacco companies. While we found fewer opportunities among bonds issued on behalf of health care facilities, we nonetheless identified a number of heath care credits with strong income characteristics, helping to bolster the fund's performance. During the second half of the reporting period, we found income opportunities among housing bonds backed by state mortgage programs as well as securities issued to finance charter schools and other public projects. In addition, the fund benefited when one of its holdings was "pre-refunded" during the reporting period, a process in which new bonds are issued at lower rates and the proceeds set aside to retire existing debt at the earliest opportunity.

What is the fund's current strategy?

We recently have seen signs of weaker economic growth, including a softening U.S. housing market and less impressive employment gains. Indeed, signs of a possible economic slowdown enabled the Federal Reserve Board to refrain from raising interest rates at its August meeting, the first in more than two years without a rate hike. However, we have seen no evidence of deteriorating credit conditions for high yield municipal bond issuers, and supply-and-demand factors appear to remain supportive of bond prices. Therefore, we have continued to find new opportunities among high yield municipal bonds, while maintaining our risk management strategies of broad diversification and extensive fundamental research into individual credits.

September 15, 2006

[1] The fund's total return has been achieved over a relatively short time period and may not be replicated over the long term.Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figure provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect until August 31, 2006, at which time it was terminated. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Actual Aggregate Total Returns as of	8/31/06
		Inception	From
		Date	Inception

Fund		9/30/05	11.35%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The fund's total return has been achieved over a relatively short time period and may not be replicated over the long term.
The above graph compares a $10,000 investment made in Dreyfus High Yield Municipal Bond Fund on 9/30/05
(inception date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All capital gains and distributions are reinvested.
The fund's performance shown in the line graph takes into account all applicable fees and expenses.The fund invests primarily in municipal securities.The Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Municipal Bond Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.07
Ending value (after expenses)	$1,051.50

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 4.99
Ending value (after expenses)	$1,020.27

† Expenses are equal to the fund's annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect actual days since inception).

STATEMENT OF INVESTMENTS August 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.1%	Rate (%)	Date	Amount ($)	Value ($)

Arizona—2.5%
Pima County Industrial Development
Authority, Education Facility
Revenue (Choice Education and
Development Corporation Project)	6.38	6/1/36	2,000,000	2,033,120
California—2.7%
California Municipal Finance
Authority, Education Revenue
(American Heritage Education
Foundation Project)	5.25	6/1/36	1,100,000	1,119,657
California Statewide Communities
Development Authority,
Revenue (Bentley School)	6.75	7/1/32	1,000,000	1,088,960
Colorado—8.1%
Arista Metropolitian District,
Special Revenue	6.75	12/1/35	1,000,000	1,070,480
Colorado Educational and Cultural
Facilities Authority, Revenue
(Cerebral Palsy of Colorado Project)	6.25	5/1/36	1,275,000	1,308,813
Denver City and County,
Special Facilities Airport Revenue
(United Airlines Project)	6.88	10/1/32	880,000 [a]	1,113,200
El Paso County,
SFMR (Collateralized: FNMA
and GNMA)	6.20	11/1/32	1,385,000	1,454,112
Murphy Creek Metropolitan District
Number 3, GO Improvement	6.13	12/1/35	1,380,000	1,469,010
District of Columbia—2.5%
District of Columbia Tobacco
Settlement Financing Corp.,
Tobacco Settlement
Asset-Backed Bonds	6.50	5/15/33	580,000	674,175
District of Columbia Tobacco
Settlement Financing Corp.,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/15/46	11,560,000	1,019,939
Metropolitan Washington Airports
Authority, Special Facilities
Revenue (Caterair
International Corp.)	10.13	9/1/11	320,000	320,464

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—6.7%
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	3,000,000	3,228,810
Santa Rosa Bay Bridge Authority,
Revenue	0.00	7/1/17	1,000,000	525,960
Santa Rosa Bay Bridge Authority,
Revenue	0.00	7/1/21	1,380,000	575,170
Winter Garden Village at Fowler
Groves Community Development
District, Special Assessment	5.65	5/1/37	1,000,000	1,027,270
Georgia—3.7%
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	1,965,000	2,030,592
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.63	9/1/30	900,000	963,990
Illinois—5.1%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	600,000	628,848
Chicago O'Hare International
Airport, Special Facilities
Revenue (American Airlines
Inc. Project)	8.20	12/1/24	1,300,000	1,333,150
Illinois Educational Facilities
Authority, Student Housing
Revenue (University
Center Project)	6.25	5/1/30	1,000,000	1,087,840
Lombard Public Facilities Corp.,
Conference Center and First
Tier Hotel Revenue	7.13	1/1/36	1,000,000	1,070,760
Iowa—1.3%
Coralville,
Annual Appropriation
Urban Renewal Tax
Increment Revenue	6.00	6/1/36	1,000,000	1,022,530

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas—1.7%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	1,320,000	1,384,139
Kentucky—3.6%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,130,113
Three Forks Public Properties
Corp., First Mortgage Revenue
(Regional Detention Facility Project)	5.50	12/1/20	1,760,000	1,771,880
Michigan—4.5%
Charyl Stockwell Academy,
COP	5.90	10/1/35	1,000,000	1,024,780
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	1,000,000	1,093,780
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	1,530,000	1,529,816
Missouri—2.4%
Barton County,
HR	5.45	7/1/31	1,000,000	1,015,820
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	7.50	3/1/31	870,000	909,080
Nevada—.5%
Nevada Housing Division
(Single Family Program)
(Collateralized; FHA)	6.80	4/1/27	370,000	370,714
New Hampshire—2.5%
New Hampshire Health and Education
Facilities Authority, Revenue
(The Memorial Hospital Issue)	5.25	6/1/36	2,000,000	2,038,820
New Jersey—6.6%
New Jersey Economic Development
Authority, EDR (United
Methodist Homes of New Jersey
Obligated Group Issue)	5.50	7/1/19	1,000,000	1,017,690

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Gloucester
Marine Terminal Project)	6.63	1/1/37	2,000,000 [b]	2,016,920
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	6.25	9/15/29	1,475,000	1,507,140
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	6.75	6/1/39	700,000	785,988
New Mexico—1.8%
New Mexico Mortgage Finance
Authority (Single Family
Mortgage Program)
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	1,310,000	1,410,254
New York—5.2%
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	1,500,000	1,596,150
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	2,500,000	2,583,225
Oregon—2.1%
Oregon,
GO (Veterans Welfare)	5.25	10/1/42	1,620,000	1,651,590
Other State—2.6%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000	2,053,800
Pennsylvania—7.2%
Allegheny County Industrial
Development Authority, EIR
(United States Steel Corp. Project)	5.50	11/1/16	1,000,000	1,049,480
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann's Choice, Inc. Facility)	6.25	1/1/35	1,500,000	1,598,115
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing Authority)	7.70	6/1/31	1,000,000 [c,d]	1,086,420

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Montgomery County Higher Education
and Health Authority, First
Mortgage Improvement Revenue
(AHF/Montgomery Inc. Project)	6.88	4/1/36	2,000,000	2,076,560
Rhode Island—1.4%
Central Falls Detention Facility
Corp., Detention Facility
Revenue (The Donald W. Wyatt
Detention Center)	7.25	7/15/35	1,000,000	1,109,000
South Carolina—3.3%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	7.32	12/1/28	1,300,000 [c,d]	1,574,625
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	1,000,000	1,048,710
Tennessee—1.3%
The Health, Educational and
Housing Facility Board of the
City of Chattanooga Revenue
(CDFI Phase 1, LLC Project)	6.00	10/1/35	1,000,000	1,046,590
Texas—7.0%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	7.50	12/1/29	2,100,000	2,105,838
Dallas-Fort Worth International
Airport Facility Improvement
Corp., Revenue (American
Airlines Inc.)	6.38	5/1/35	1,000,000	969,340
Willacy County Local Government
Corp., Project Revenue	6.00	3/1/09	2,500,000	2,537,850
Virginia—1.3%
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/21	1,000,000	1,039,440

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington—3.7%
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000	1,712,403
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000	1,281,312
West Virginia—1.5%
The County Commission of Ohio
County, Special District
Excise Tax Revenue (Fort Henry
Economic Opportunity
Development District—The
Highlands Project)	5.63	3/1/36	1,150,000	1,188,019
Wisconsin—2.0%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.35	6/1/27	1,440,000 [c,d]	1,629,518
Wyoming—1.3%
Sweetwater County,
SWDR (FMC Corp. Project)	5.60	12/1/35	1,000,000	1,052,850
Total Long-Term Municipal Investments
(cost $74,724,901)				77,164,619

Short-Term Municipal
Investments—3.6%

Florida—1.0%
Broward County Health Facilities
Authority, Revenue, Refunding
(John Knox Village of Florida,
Inc. Project) (Insured; Radian
Bank and Liquidity Facility;
SunTrust Bank)	3.55	9/1/06	800,000 [e]	800,000
Texas—1.2%
Lower Neches Valley Authority
Industrial Development Corporation,
Exempt Facilities Revenue,
Refunding (ExxonMobil Project)	3.45	9/1/06	1,000,000 [e]	1,000,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia—1.4%
Loudoun County Industrial
Development Authority,
Multi-Modal Revenue (Howard
Hughes Medical Institute Issue)	3.54	9/1/06	1,100,000 [e]	1,100,000
Total Short-Term Municipal Investments
(cost $2,900,000)				2,900,000

Total Investments (cost $77,624,901)			99.7%	80,064,619
Cash and Receivables (Net)			.3%	265,362
Net Assets			100.0%	80,329,981

[a] Non-income producing security; interest payments in default.
[b] Purchased on a delayed delivery basis.
[c] Inverse floater security—the interest rate is subject to change periodically.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $4,290,563 or 5.3% of net assets.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

14

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	10.2
AA		Aa		AA	5.4
A		A		A	4.4
BBB		Baa		BBB	13.8
BB		Ba		BB	4.5
B		B		B	1.9
CCC		Caa		CCC	5.5
F1		MIG1/P1		SP1/A1	3.6
Not Rated [f]		Not Rated [f]		Not Rated [f]	50.7
					100.0

† Based on total investments.
[f] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	77,624,901	80,064,619
Cash		1,134,113
Interest receivable		1,147,454
Receivable for shares of Common Stock subscribed		665,520
Prepaid expenses		15,703
		83,027,409

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		42,893
Payable for investment securities purchased		2,565,482
Payable for shares of Common Stock redeemed		46,218
Accrued expenses		42,835
		2,697,428

Net Assets ($)		80,329,981

Composition of Net Assets ($):
Paid-in capital		77,636,951
Accumulated net realized gain (loss) on investments		253,312
Accumulated net unrealized appreciation
(depreciation) on investments		2,439,718

Net Assets ($)		80,329,981

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		6,022,682
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.34

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS From September 30, 2005 (commencement of operations) to August 31, 2006
Investment Income ($):
Interest Income	2,096,838
Expenses:
Management fee—Note 3(a)	220,860
Legal fees	44,777
Auditing fees	33,924
Registration fees	28,498
Distribution fees—Note 3(b)	23,470
Shareholder servicing costs—Note 3(b)	12,144
Prospectus and shareholders' reports	5,965
Custodian fees—Note 3(b)	5,859
Directors' fees and expenses—Note 3(c)	2,082
Interest expense—Note 2	496
Loan commitment fees—Note 2	83
Miscellaneous	10,630
Total Expenses	388,788
Less—reduction in management fee
due to undertaking—Note 3(a)	(11,300)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(8,654)
Net Expenses	368,834
Investment Income—Net	1,728,004

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	248,837
Net unrealized appreciation (depreciation) on investments	2,439,718
Net Realized and Unrealized Gain (Loss) on Investments	2,688,555
Net Increase in Net Assets Resulting from Operations	4,416,559

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS From September 30, 2005 (commencement of operations) to August 31, 2006
Operations ($):
Investment income—net	1,728,004
Net realized gain (loss) on investments	248,837
Net unrealized appreciation (depreciation) on investments	2,439,718
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,416,559

Dividends to Shareholders from ($):
Investment income—net	(1,723,506)

Common Stock Transactions ($):
Net proceeds from shares sold	85,669,647
Dividends reinvested	1,333,668
Cost of shares redeemed	(9,366,387)
Increase (Decrease) in Net Assets from
Common Stock Transactions	77,636,928
Total Increase (Decrease) in Net Assets	80,329,981

Net Assets ($):
Beginning of Period	—
End of Period	80,329,981

Capital Share Transactions (Shares):
Shares sold	6,640,502
Shares issued for dividends reinvested	102,202
Shares redeemed	(720,022)
Net Increase (Decrease) in Shares Outstanding	6,022,682

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from September 30, 2005 (commencement of operations) to August 31, 2006.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net [a]	.57
Net realized and unrealized
gain (loss) on investments	.82
Total from Investment Operations	1.39
Distributions:
Dividends from investment income—net	(.55)
Net asset value, end of period	13.34

Total Return (%)	11.35[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]
Ratio of net expenses to average net assets	1.00[c]
Ratio of net investment income (loss)
to average net assets	4.68[c]
Portfolio Turnover Rate	74.52[b]

Net Assets, end of period ($ x 1,000)	80,330

[a] Based on average shares outstanding at each month end. [b] Not annualized. [c] Annualized. See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on September 30, 2005.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (‘Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

22

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the accumulated earnings on a tax basis were as follows: undistributed tax exempt income $23, undistributed ordinary income $248,949 and unrealized appreciation $2,444,081.

The tax character of distributions paid during the fiscal period ended August 31, 2006, were as follows: tax exempt income $1,723,506.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment of amortization adjustments, the fund decreased accumulated undistributed investment income-net by $4,498, increased net realized gain (loss) on investments by $4,475 and increased paid-in capital by $23. Net assets were not affected by this reclassification.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other The Manager-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2006 was approximately $10,298 with a related weighted average annualized interest rate of 5.23% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly. The Manager had contractually agreed, to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2006, so that fund expenses, excluding taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of 1.10% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,300 during the period ended August 31, 2006.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of the fund's shares. During the period ended August 31, 2006, the fund was charged $23,470 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

24

During the period ended August 31, 2006, the fund was charged $6,641 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $5,859 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $3,995 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $35,251, Rule 12b-1 service plan fees $3,547, chief compliance officer fees $1,895 and transfer agency per account fees $2,200.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subjet to exceptions, including redemptions made through use of the fund's exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $102,951,712 and $28,407,934, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $77,620,538; accordingly, accumulated net unrealized appreciation on investments was $2,444,081, consisting of $2,462,792 gross unrealized appreciation and $18,711 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus High Yield Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Municipal Bond Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from September 30, 2005 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Municipal Bond Fund at August 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 30, 2005 to August 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2006 as "exempt-interest dividends" (not generally subject to federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Gordon J. Davis (65)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 24

28

Joni Evans (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

30

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 31

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 6133AR0806

Dreyfus Premier Select Intermediate Municipal Bond Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered
Public Accounting Firm
38	Important Tax Information
39	Information About the Review and Approval
of the Fund's Management Agreement
44	Board Members Information
46	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Select Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Select Intermediate Municipal Bond Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and high energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

Most sectors of the U.S. fixed-income market rallied in the wake of the Fed's announcement, including municipal bonds. Investors apparently are optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy.At the same time, most states and municipalities have continued to report higher-than-expected tax receipts as a result of the recovering economy, helping to support the credit quality of many municipal bond issuers.As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 2.68% for Class A shares, 2.18% for Class B shares, 1.93% for Class C shares and 2.87% for Class Z shares.1,2 In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"), achieved a total return of 2.52% for the reporting period.3

Despite occasional bouts of market weakness due to inflation-related concerns in a growing U.S. economy, robust investor demand generally helped support municipal bond prices over the reporting period.The fund's Class A shares produced higher returns than the Index, primarily due to our duration management strategy during market rallies.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio ranges between three and 10 years.The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including high yield (junk) bonds.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") raised short-term interest rates over most of the reporting period, increasing the overnight federal funds rate to 5.25% by the end of June 2006. However, intermediate-and longer-term bond yields generally rose less than short-term yields, supporting their prices.Although yield "spreads" widened temporarily in the spring of 2006 when investors became more worried about inflation, the market subsequently rallied as those concerns waned amid evidence of a slowing U.S. economy. In fact, the Fed refrained from raising interest rates at its August meeting, the first in more than two years without a rate hike.

Municipal bonds also benefited from the improved fiscal condition of most states and municipalities. Rising tax revenues resulted in less need to borrow, causing the supply of newly issued bonds to decline compared to the same period one year earlier.Yet, investor demand from individuals and institutions remained robust as investors turned to municipal bonds for competitive levels of federally tax-exempt income, helping to support bond prices.

The fund generally benefited from our duration management strategy. During the first half of the reporting period, we set the fund's average duration in a range we considered to be roughly in line with industry averages, which gave us the flexibility we needed to capture higher yields in the rising interest rate environment without sacrificing significant levels of income. In the spring of 2006, when we determined that the Fed was probably near the end of its tightening campaign, we

4

extended the fund's average duration toward a range that was slightly longer than its benchmark. This shift helped the fund lock in higher yields for a longer time as the market rallied during the summer.

While the fund received strong contributions to performance from its holdings of tax-exempt zero-coupon bonds, which were purchased at attractive prices during the reporting period and subsequently gained value, some of the fund's more seasoned holdings were redeemed early by their issuers, and we were unable to replace them with securities offering comparable yields in the current market environment.

What is the fund's current strategy?

Because the municipal bond market rallied strongly through the end of the reporting period, we recently have found fewer attractively valued investment opportunities.Therefore, we may begin to adopt a somewhat more defensive posture, including shorter-term investments, until current uncertainty regarding the strength of the U.S. economy and the future of Fed policy becomes clearer.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days' prior notice, and which Dreyfus has committed to continue until at least August 31, 2007. Had these expenses not been absorbed, the fund's returns would have been lower.
[2] Class Z is not subject to any initial or deferred sales charge.
3 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier Select Intermediate
Municipal Bond Fund on 8/31/96 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond
Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class A,
Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, 7-year tax-exempt geographically unrestricted bond market consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares		2.87%	4.21%	5.45%
Class A shares
with maximum sales charge (4.5%)	3/31/03	(1.94)%	—	—	1.92%
without sales charge	3/31/03	2.68%	—	—	3.29%
Class B shares
with applicable redemption charge †	3/31/03	(1.78)%	—	—	1.99%
without redemption	3/31/03	2.18%	—	—	2.81%
Class C shares
with applicable redemption charge ††	3/31/03	0.94%	—	—	2.54%
without redemption	3/31/03	1.93%	—	—	2.54%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Intermediate Municipal Bond Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.46	$ 6.05	$ 7.31	$ 2.24
Ending value (after expenses)	$1,018.30	$1,015.80	$1,014.60	$1,019.60

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.47	$ 6.06	$ 7.32	$ 2.24
Ending value (after expenses)	$1,021.78	$1,019.21	$1,017.95	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .68% for Class A, 1.19% for Class B, 1.44% for Class C and .44% for Class Z; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.1%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—1.9%
Jefferson County Public Building
Authority, LR Warrants
(Insured; AMBAC)	5.13	4/1/17	2,380,000	2,591,320
Alaska—2.3%
Alaska Housing Finance Corp.,
Mortgage Revenue	5.10	6/1/12	965,000	977,034
Alaska Student Loan Corp.,
Education Loan Revenue	5.00	6/1/18	2,000,000	2,116,940
Arizona—2.1%
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust)
(Insured; MBIA)	5.00	12/1/18	2,700,000	2,862,378
Arkansas—2.1%
Arkansas Development Finance
Authority, Construction
Revenue (Public Health
Laboratory Project)
(Insured; AMBAC)	5.00	12/1/17	1,025,000	1,090,026
University of Arkansas Board of
Trustees, Various Facility
Revenue (Fayetteville Campus)
(Insured; FSA)	5.50	12/1/11	1,610,000 [a]	1,753,290
California—11.8%
California Department of Water
Resources, Power Supply
Revenue (Insured; XLCA)	5.38	5/1/12	3,000,000 [a]	3,305,670
California Department of Water
Resources, Water Revenue
(Central Valley) (Insured; FGIC)	5.00	12/1/15	1,000,000	1,074,260
California Public Works Board,
LR (University of California)
(Insured; AMBAC)	5.40	12/1/16	1,000,000	1,040,930
Central Basin Municipal Water
District, COP (Central Basin)
(Insured; AMBAC)	5.00	8/1/15	1,135,000	1,218,695
Central Basin Municipal Water
District, COP (Central Basin)
(Insured; AMBAC)	5.00	8/1/16	1,210,000	1,298,536

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Clovis Public Financing Authority,
Water Revenue (Insured; AMBAC)	5.00	3/1/17	1,820,000	1,944,197
Glendale Community College
District (Election of 2002)
(Insured; FGIC)	0.00	8/1/17	1,010,000	641,592
Glendale Community College
District (Election of 2002)
(Insured; FGIC)	0.00	8/1/18	1,100,000	664,092
Indian Wells Redevelopment Agency,
Tax Allocation Revenue
(Consolidated Whitewater
Redevelopment Project Area)
(Insured; AMBAC)	5.00	9/1/17	1,525,000	1,625,742
San Diego Community College
District (Election of 2002)
(Insured; FSA)	5.00	5/1/19	500,000	533,620
San Francisco City and County
Public Utilities Commission,
Water Revenue (Insured; FSA)	5.00	11/1/11	1,590,000 [a]	1,701,920
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; MBIA)	4.75	9/1/16	1,000,000	1,033,150
Colorado—1.3%
Archuleta and Hinsdale Counties
(School District Number 50JT)
(Insured; MBIA)	5.50	12/1/06	750,000 [a]	761,070
Colorado Water Resources and Power
Development Authority,
Drinking Water Revenue	5.25	9/1/15	1,000,000	1,038,320
Delaware—4.5%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Co. Project)
(Insured; AMBAC)	4.90	5/1/11	5,000,000	5,231,200
Delaware Housing Authority,
Revenue	5.15	7/1/17	890,000	899,443

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—9.6%
Capital Projects Finance
Authority, Student Housing
Revenue (Capital Projects Loan
Program) (Insured; MBIA)	5.50	10/1/17	2,000,000	2,134,500
Florida Department of Children and
Family Services, COP (South
Florida Evaluation Treatment
Center Project)	5.00	10/1/21	1,000,000	1,057,930
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,083,070
Florida State University Financial
Assistance Inc., Educational
and Athletic Facilities
Improvement Revenue
(Insured; AMBAC)	5.00	10/1/18	1,705,000	1,818,417
JEA,
Saint Johns River Power Park
System Revenue	5.00	10/1/18	1,000,000	1,047,900
Orlando,
Capital Improvement
Special Revenue	4.75	10/1/22	2,875,000	2,916,026
Pace Property Finance Authority
Inc., Utility System
Improvement Revenue
(Insured; AMBAC)	5.13	9/1/12	1,055,000	1,090,100
University of Central Florida,
COP (UCF Convocation Corp.
Master Lease Program)
(Insured; FGIC)	5.00	10/1/18	1,765,000	1,896,457
Georgia—.6%
Atlanta,
Public Improvement	5.00	12/1/07	825,000 [a]	839,743
Idaho—5.5%
Boise State University,
General Revenue
(Insured; MBIA)	5.00	4/1/18	1,215,000	1,311,933

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Idaho (continued)
Idaho Housing and Finance
Association, SFMR
(Insured; FHA)	5.55	7/1/16	295,000	301,499
Kootenai County School District
Number 273 (Post Falls)	5.00	8/15/17	1,275,000	1,384,446
Nampa
(Insured; FGIC)	5.00	8/1/18	1,135,000	1,228,149
Nampa School District Number 131,
GO (Insured; MBIA)	5.00	8/15/22	3,000,000	3,208,740
Illinois—.6%
Southwestern Illinois Development
Authority, Local Government
Program Revenue (Triad
Community Unit School
District Number 2 Project)
(Insured; MBIA)	0.00	10/1/22	1,750,000	848,768
Louisiana—3.9%
Jefferson Parish Hospital Service
District Number 2, HR
(Insured; FSA)	5.25	7/1/11	540,000	565,148
Louisiana Office Facilities Corp.,
LR (Capital Complex Program)
(Insured; AMBAC)	5.50	5/1/15	705,000	756,458
Louisiana Office Facilities Corp.,
LR (Capital Complex Program)
(Insured; MBIA)	5.25	3/1/17	1,500,000	1,565,175
Louisiana Stadium and Exposition
District, Hotel Occupancy Tax
(Insured; FGIC)	5.25	7/1/09	1,000,000 [a]	1,062,510
Orleans Parish School Board
(Insured; FGIC)	5.20	2/1/14	1,355,000	1,361,748
Maryland—3.8%
Maryland Community Development
Administration, Department of
Housing and Community
Development, Insured
Mortgage Loan	5.13	5/15/17	765,000	765,230

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (Single Family Program)	4.75	4/1/13	800,000	823,736
Maryland Economic Development
Corp., LR (Montgomery County
Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000	1,400,750
Maryland Health and Higher
Educational Facilities
Authority, Revenue (University
of Maryland Medical Systems)	5.75	7/1/17	2,000,000	2,160,400
Massachusetts—2.9%
Massachusetts,
Special Obligation Refunding
Notes (Federal Highway Grant
Anticipation Note Program)
(Insured; FSA)	5.00	12/15/14	3,585,000	3,874,202
Michigan—2.8%
Greater Detroit Resource Recovery
Authority, RRR (Insured; AMBAC)	6.25	12/13/08	1,000,000	1,056,740
Jonesville Community Schools
(School Bond Loan Fund
Guaranteed) (Insured; MBIA)	5.00	5/1/16	685,000	741,759
Jonesville Community Schools
(School Bond Loan Fund
Guaranteed) (Insured; MBIA)	5.00	5/1/17	720,000	777,074
Lincoln Consolidated School
District (School Bond Loan
Fund Guaranteed) (Insured; FSA)	5.00	5/1/16	1,155,000	1,250,703
Minnesota—1.0%
Hopkins Independent School
District Number 270, GO
(Alternative Facilities)
(Insured; MBIA)	4.13	2/1/22	1,425,000	1,405,748

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi—1.4%
Biloxi Public School District,
GO (Insured; FGIC)	5.00	6/15/11	1,145,000	1,206,933
Horn Lake,
Special Assessment (DeSoto
Commons Project)
(Insured; AMBAC)	5.00	4/15/16	625,000	670,906
Missouri—1.2%
Missouri Highway and
Transportation Commission,
State Road Revenue	5.00	2/1/17	1,000,000	1,045,980
Missouri Housing Development
Commission, MFHR
(Insured; FHA)	4.85	12/1/11	565,000	582,566
Montana—3.8%
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives Inc.,
Project) (Insured; XLCA)	5.25	10/1/20	1,080,000	1,185,905
Montana Facility Finance
Authority, Prerelease Center
Revenue (Alternatives Inc.,
Project) (Insured; XLCA)	5.25	10/1/23	1,615,000	1,763,580
Montana State University Board of
Regents of Higher Education,
Facilities Revenue
(Insured; AMBAC)	5.00	11/15/18	2,015,000	2,165,742
Nebraska—1.8%
Dodge County School District,
Number 001 Fremont
(Insured; FSA)	5.00	12/15/16	2,240,000	2,407,373
Nevada—1.2%
Las Vegas Convention and Visitors
Authority, Revenue
(Insured; AMBAC)	5.75	7/1/09	1,500,000 [a]	1,601,070
New Jersey—1.0%
Burlington County Bridge
Commission, Pooled Loan
Revenue (Governmental
Loan Program)	5.00	10/15/13	1,290,000	1,381,293

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York—1.9%
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	5.25	6/15/15	1,405,000	1,511,780
Triborough Bridge and Tunnel
Authority, General
Purpose Revenue	5.00	1/1/16	1,000,000	1,054,670
North Carolina—1.0%
North Carolina Eastern Municipal
Power Agency, Power
System Revenue	7.00	1/1/08	1,250,000	1,302,350
North Dakota—.2%
Grand Forks,
Improvement	4.90	12/1/11	215,000	215,206
Ohio—.6%
Cleveland—Cuyahoga County Port
Authority, Development
Revenue (Columbia National
Group, Inc. Project)	5.00	5/15/20	820,000	821,501
Oklahoma—.6%
Oklahoma Development Finance
Authority, Health Facilities
Revenue (Oklahoma Hospital
Association) (Insured; AMBAC)	5.13	6/1/12	785,000	832,681
Oregon—.8%
Washington County,
Full Faith and Credit
Refunding Obligations	5.00	6/1/19	1,000,000	1,090,120
Pennsylvania—6.8%
Coatesville Area
School District,
GO (Insured; FSA)	5.25	8/15/17	4,000,000	4,369,080
Harrisburg Authority,
Office and Parking Revenue	5.75	5/1/08	700,000	715,547
Harrisburg Redevelopment
Authority, Revenue (Insured; FSA)	0.00	11/1/17	2,750,000	1,695,155
Sayre Health Care Facilities
Authority, Revenue
(Guthrie Health)	6.25	12/1/14	1,000,000	1,108,980

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project)
(Insured; XLCA)	5.25	3/15/21	1,210,000	1,322,421
South Carolina—3.1%
Anderson,
Water and Sewer Systems
Revenue (Insured; MBIA)	5.00	7/1/17	890,000	948,455
Charleston County Airport
District, Airport Systems
Revenue (Insured; XLCA)	5.00	7/1/15	1,950,000	2,102,080
Pickens County School District
(School District Enhance
Program)	5.00	5/1/12	1,135,000	1,172,580
Texas—7.5%
Arlington,
Dallas Cowboys Complex Special
Obligations (Tax-Exempt
Special Tax) (Insured; MBIA)	5.00	8/15/16	2,000,000	2,158,020
Barbers Hill Independent School
District, Schoolhouse
(Insured; FGIC)	5.00	2/15/21	1,010,000	1,068,832
Dallas-Fort Worth International
Airport, Revenue (Joint
Improvement) (Insured; FSA)	5.75	11/1/16	1,735,000	1,923,872
El Paso,
Water and Sewer Revenue
(Insured; FSA)	5.00	3/1/14	1,000,000	1,076,190
Mesquite Independent School
District, Tax and School
Building (Permanent School
Fund Guaranteed)	0.00	8/15/20	1,000,000	518,640

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Midlothian Independent School District,
Tax School Building (Permanent
School Fund Guaranteed)	0.00	2/15/21	2,000,000	1,005,800
North Harris Montgomery Community
College District (Insured; FGIC)	5.38	2/15/17	1,000,000	1,073,110
Texas Department of Housing and
Community Affairs, SFMR
(Insured; FSA)	4.80	9/1/20	1,370,000	1,392,276
Virginia—1.6%
Fairfax County Redevelopment and
Housing Authority, LR (James
Lee Community Center)	5.25	6/1/19	1,120,000	1,188,757
Newport News,
GO General Improvement
and GO Water	5.00	11/1/16	855,000	919,074
Washington—2.4%
Energy Northwest,
Wind Project Revenue	5.60	1/1/07	1,000,000 [a]	1,036,240
King County School District Number
405 (Bellevue) (Insured; FGIC)	5.00	12/1/14	1,000,000	1,069,650
Washington Health Care Facilities
Authority, Revenue (Gray
Harbor Community Hospital)
(Insured; Radian)	5.75	7/1/10	1,180,000	1,205,287
West Virginia—1.5%
West Virginia Higher Education Policy
Commission, Revenue (Higher
Education Facilities) (Insured; FGIC)	5.00	4/1/21	1,000,000	1,064,150
West Virginia Housing Development
Fund, Housing Finance	5.00	11/1/14	1,000,000	1,023,200
Total Long-Term Municipal Investments
(cost $126,679,890)				129,135,536

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—2.2%	Rate (%)	Date	Amount ($)	Value ($)

Illinois;
Illinois Health Facilities
Authority, Revenue (University
of Chicago Hospitals Project)
(Insured; MBIA and Liquidity
Facility; JPMorgan Chase Bank)
(cost $3,000,000)	3.49	9/1/06	3,000,000 [b]	3,000,000

Total Investments (cost $129,679,890)			97.3%	132,135,536
Cash and Receivables (Net)			2.7%	3,597,425
Net Assets			100.0%	135,732,961

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	80.0
AA		Aa		AA	15.2
A		A		A	4.2
BBB		Baa		BBB	.6
					100.0

† Based on total investments. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	129,679,890	132,135,536
Receivable for investment securities sold		2,152,038
Interest receivable		1,565,939
Receivable for shares of Common Stock subscribed		34,196
Prepaid expenses		19,681
		135,907,390

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		46,199
Cash overdraft due to custodian		59,972
Payable for shares of Common Stock redeemed		26,174
Accrued expenses		42,084
		174,429

Net Assets ($)		135,732,961

Composition of Net Assets ($):
Paid-in capital		132,867,026
Accumulated net realized gain (loss) on investments		410,289
Accumulated net unrealized appreciation
(depreciation) on investments		2,455,646

Net Assets ($)		135,732,961

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	29,306,591	1,856,753	4,870,295	99,699,322
Shares Outstanding	2,177,417	137,859	361,576	7,404,689

Net Asset Value Per Share ($)	13.46	13.47	13.47	13.46

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Interest Income	5,545,180
Expenses:
Management fee—Note 3(a)	754,660
Shareholder servicing costs—Note 3(c)	156,463
Registration fees	51,916
Distribution fees—Note 3(b)	47,249
Professional fees	42,519
Custodian fees	16,287
Prospectus and shareholders' reports	9,951
Directors' fees and expenses—Note 3(d)	7,757
Loan commitment fees—Note 2	964
Miscellaneous	24,878
Total Expenses	1,112,644
Less—reduction in management fee
due to undertaking—Note 3(a)	(432,846)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(15,324)
Net Expenses	664,474
Investment Income—Net	4,880,706

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,791)
Net unrealized appreciation (depreciation) on investments	(1,232,421)
Net Realized and Unrealized Gain (Loss) on Investments	(1,237,212)
Net Increase in Net Assets Resulting from Operations	3,643,494

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	4,880,706	4,673,450
Net realized gain (loss) on investments	(4,791)	75,572
Net unrealized appreciation
(depreciation) on investments	(1,232,421)	(142,827)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,643,494	4,606,195

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(696,710)	(464,888)
Class B shares	(52,894)	(49,832)
Class C shares	(148,321)	(139,316)
Class Z shares	(3,846,554)	(3,879,805)
Total Dividends	(4,744,479)	(4,533,841)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	21,735,380	12,966,799
Class B shares	474,140	752,272
Class C shares	954,056	1,503,998
Class Z shares	11,277,723	9,860,867
Dividends reinvested:
Class A shares	466,834	260,437
Class B shares	22,664	21,010
Class C shares	72,272	65,729
Class Z shares	2,826,875	2,759,992
Cost of shares redeemed:
Class A shares	(10,502,850)	(2,810,493)
Class B shares	(393,707)	(322,715)
Class C shares	(1,201,666)	(587,736)
Class Z shares	(13,478,429)	(15,772,621)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	12,253,292	8,697,539
Total Increase (Decrease) in Net Assets	11,152,307	8,769,893

Net Assets ($):
Beginning of Period	124,580,654	115,810,761
End of Period	135,732,961	124,580,654

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	1,632,992	955,832
Shares issued for dividends reinvested	34,971	19,211
Shares redeemed	(788,391)	(207,338)
Net Increase (Decrease) in Shares Outstanding	879,572	767,705

Class B [a]
Shares sold	35,499	55,475
Shares issued for dividends reinvested	1,696	1,549
Shares redeemed	(29,370)	(23,828)
Net Increase (Decrease) in Shares Outstanding	7,825	33,196

Class C
Shares sold	71,014	110,580
Shares issued for dividends reinvested	5,409	4,845
Shares redeemed	(90,046)	(43,286)
Net Increase (Decrease) in Shares Outstanding	(13,623)	72,139

Class Z
Shares sold	843,233	727,526
Shares issued for dividends reinvested	211,745	203,531
Shares redeemed	(1,009,491)	(1,163,882)
Net Increase (Decrease) in Shares Outstanding	45,487	(232,825)

a During the period ended Augustl 31, 2006, 4,945 Class B shares representing $66,215, were automatically converted to 4,946 Class A shares, and during the period ended August 31, 2005, 7,254 Class B shares representing $98,416, were automatically converted to 7,256 Class A shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.59	13.59	13.35	13.70
Investment Operations:
Investment income—net [b]	.49	.50	.51	.19
Net realized and unrealized
gain (loss) on investments	(.14)	(.01)	.25	(.32)
Total from Investment Operations	.35	.49	.76	(.13)
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.50)	(.22)
Dividends from net realized
gain on investments	—	—	(.02)	—
Total Distributions	(.48)	(.49)	(.52)	(.22)
Net asset value, end of period	13.46	13.59	13.59	13.35

Total Return (%) [c]	2.68	3.65	5.80	(.78)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.07	1.06	1.04[e]
Ratio of net expenses
to average net assets	.69	.69	.70	.70[e]
Ratio of net investment income
to average net assets	3.70	3.69	3.80	3.82[e]
Portfolio Turnover Rate	28.39	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	29,307	17,644	7,202	2,671

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.60	13.59	13.36	13.70
Investment Operations:
Investment income—net [b]	.43	.44	.44	.15
Net realized and unrealized
gain (loss) on investments	(.14)	(.01)	.24	(.30)
Total from Investment Operations	.29	.43	.68	(.15)
Distributions:
Dividends from investment income—net	(.42)	(.42)	(.43)	(.19)
Dividends from net realized
gain on investments	—	—	(.02)	—
Total Distributions	(.42)	(.42)	(.45)	(.19)
Net asset value, end of period	13.47	13.60	13.59	13.36

Total Return (%) [c]	2.18	3.22	5.18	(.89)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57	1.56	1.59	1.59[e]
Ratio of net expenses
to average net assets	1.19	1.19	1.19	1.20[e]
Ratio of net investment income
to average net assets	3.23	3.21	3.27	3.32[e]
Portfolio Turnover Rate	28.39	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	1,857	1,769	1,317	221

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

26

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.60	13.60	13.36	13.70
Investment Operations:
Investment income—net [b]	.40	.40	.41	.15
Net realized and unrealized
gain (loss) on investments	(.15)	(.01)	.25	(.32)
Total from Investment Operations	.25	.39	.66	(.17)
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.40)	(.17)
Dividends from net realized
gain on investments	—	—	(.02)	—
Total Distributions	(.38)	(.39)	(.42)	(.17)
Net asset value, end of period	13.47	13.60	13.60	13.36

Total Return (%) [c]	1.93	2.88	4.99	(1.02)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	1.76	1.79	1.80[e]
Ratio of net expenses
to average net assets	1.44	1.44	1.44	1.45[e]
Ratio of net investment income
to average net assets	2.98	2.95	3.01	3.07[e]
Portfolio Turnover Rate	28.39	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	4,870	5,104	4,120	1,293

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class Z Shares	2006	2005	2004	2003 [a]	2002

Per Share Data ($):
Net asset value, beginning of period	13.60	13.59	13.36	13.61	13.65
Investment Operations:
Investment income—net [b]	.53	.54	.55	.58	.61
Net realized and unrealized
gain (loss) on investments	(.15)	(.01)	.24	(.23)	.13
Total from Investment Operations	.38	.53	.79	.35	.74
Distributions:
Dividends from investment
income—net	(.52)	(.52)	(.54)	(.57)	(.60)
Dividends from net realized
gain on investments	—	—	(.02)	(.03)	(.18)
Total Distributions	(.52)	(.52)	(.56)	(.60)	(.78)
Net asset value, end of period	13.46	13.60	13.59	13.36	13.61

Total Return (%)	2.87	3.99	6.01	2.60	5.62

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.80	.81	.83	.79	.75
Ratio of net expenses to
average net assets	.44	.44	.45	.45	.45
Ratio of net investment income
to average net assets	3.97	3.96	4.07	4.24	4.53
Portfolio Turnover Rate	28.39	13.15	27.06	29.19	12.05

Net Assets, end of period ($ x 1,000)	99,699	100,064	103,172	134,920	131,013

[a] The fund commenced offering four classes of shares on March 31, 2003.The existing shares were redesignated
Class Z shares.
[b] Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Intermediate Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers four series, including the fund.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of cap-ital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

30

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund to not distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

32

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $113,613, undistributed ordinary income $530,332, accumulated capital losses $136,359 and unrealized appreciation $2,471,962.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $34,790 of the carryover expires in fiscal 2012, $96,778 expires in fiscal 2013 and $4,791 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: tax exempt income of $4,744,479 and $4,533,841.

During the period ended August 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $136,227, increased accumulated net realized gain (loss) on investments by $546,648 and decreased paid-in capital by $410,421. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees (as applicable to Class A, Class B and Class C shares), taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2007.The reduction in management fee, pursuant to the undertaking, amounted to $432,846 during the period ended August 31, 2006.

During the period ended August 31, 2006, the Distributor retained $3,732 from commissions earned on sales of the fund's Class A shares and $5,509 and $2,346 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2006, Class B and Class C shares were charged $8,469 and $38,780, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006, Class Z shares were charged $39,256 pursuant to the Shareholder Services Plan.

34

Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B and Class C shares were charged $48,431, $4,234 and $12,927, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $30,368 pursuant to the transfer agency agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $68,774, shareholder services plan fees $7,573, Rule 12b-1 distribution plan fees $3,844, transfer agency per account fees $4,595 and chief compliance officer fees $1,895, which are offset against an expense reimbursement currently in effect in the amount of $40,482.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $43,929,269, and $34,405,188, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $129,663,574 accordingly, accumulated net unrealized appreciation on investments was $2,471,962, consisting of $2,627,571 gross unrealized appreciation and $155,609 gross unrealized depreciation.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Select Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Intermediate Municipal Bond Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Intermediate Municipal Bond Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2006 as "exempt-interest dividends" (not generally subject to federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

38

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on April 18, 2006, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF T H E F U N D 's M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) (continued)

expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses, and yield and total return performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's contractual management fee was at the Expense Group median and that the fund's actual management fee and total expense ratio (based on Class A shares) were lower than the medians of the Expense Group and Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance for various periods ended February 28, 2006, and placed significant emphasis on comparisons of yield and total return performance among the same group of funds as the Expense Group (the "Performance Group") and to a group of funds that was broader than the Expense Universe (the "Performance Universe") that also was selected by Lipper. Because the fund's Class A shares have only a two year performance history, the Board also reviewed performance results for the fund's Class Z shares, which is the fund's oldest share class. The Board noted that the fund generally achieved first and second quintile rankings (the first quintile reflecting the highest performance ranking group) among its Performance Group and Performance Universe on a total return basis for each reported time period up to 10 years. On a yield performance basis, the Board noted that the fund's one-year yield performance ranked in the first and second quintiles among its Performance Group and Performance Universe for the past 10 reported annual periods.

40

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the "Similar Funds"), and explained the nature of the Similar Funds and any differences, from the Manager's perspective, in providing services to the Similar Funds as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund's management fee.

Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF T H E F U N D 's M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) (continued)

fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided. The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

42

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Gordon J. Davis
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15

44

Arnold S. Hiatt (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

The Fund 45

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2003.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Associate Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

46

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 47

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0393AR0806

Dreyfus Premier Select Municipal Bond Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Information About the Review and Approval
of the Fund's Management Agreement
45	Board Members Information
47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Select Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Select Municipal Bond Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and high energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

Most sectors of the U.S. fixed-income market rallied in the wake of the Fed's announcement, including municipal bonds. Investors apparently are optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy.At the same time, most states and municipalities have continued to report higher-than-expected tax receipts as a result of the recovering economy, helping to support the credit quality of many municipal bond issuers.As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund produced total returns of 2.92% for Class A shares, 2.34% for Class B shares, 2.08% for Class C shares and 3.11% for Class Z shares.1,2 In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index (the "Index"), achieved a total return of 3.03% for the reporting period.3

Despite occasional bouts of market weakness due to inflation-related concerns in a growing U.S. economy, robust investor demand generally helped support municipal bond prices over the reporting period. The fund's returns were generally lower than its benchmark, primarily due to the effect of fund fees and expenses that are not reflected in the benchmark's return.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but there are no specific requirements with respect to average portfolio maturity.The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including high yield (or junk) bonds.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments.We focus on

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The portfolio's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") raised short-term interest rates over most of the reporting period, increasing the overnight federal funds rate to 5.25% by the end of June 2006. However, longer-term bond yields generally rose less than short-term yields, supporting their prices. Although yield "spreads" widened temporarily in the spring of 2006 when investors became more worried about inflation, the market subsequently rallied as those concerns waned amid evidence of a slowing U.S. economy. In fact, the Fed refrained from raising interest rates at its August meeting, the first in more than two years without a rate hike.

Municipal bonds also benefited from the improved fiscal condition of most states and municipalities. Rising tax revenues resulted in less need to borrow, causing the supply of newly issued bonds to decline compared to the same period one year earlier.Yet, investor demand from individuals and institutions remained robust as investors turned to municipal bonds for competitive levels of federally tax-exempt income, helping to support bond prices.

We attempted to boost the fund's income stream during the reporting period by selling bonds that we believed were overvalued and replacing them with securities that, in our judgment, offered better income characteristics. In addition, the fund benefited from our duration management strategy. During the first half of the reporting period, we set the fund's average duration in a range we considered slightly shorter

4

than average in order to capture higher yields more quickly in the rising interest rate environment. In the spring of 2006, when we determined that the Fed was probably near the end of its tightening campaign, we extended the fund's average duration toward a range that was roughly in line with its benchmark.This shift helped the fund lock in higher yields for a slightly longer time as the market rallied during the summer. Finally, the fund received particularly strong contributions to performance from its holdings of tax-exempt zero-coupon bonds, which were purchased at attractive prices during the reporting period and subsequently gained value.

What is the fund's current strategy?

Because the municipal bond market rallied strongly through the end of the reporting period, we recently have found fewer attractively valued investment opportunities.Therefore, we may begin to adopt a somewhat more defensive posture, including shorter-term investments, until current uncertainty regarding the strength of the U.S. economy and the future of Fed policy becomes clearer.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days' prior notice, and which Dreyfus has committed to continue until at least August 31, 2007. Had these expenses not been absorbed, the fund's returns would have been lower.
[2] Class Z is not subject to any initial or deferred sales charge.
3 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier Select Municipal Bond
Fund on 8/31/96 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on
that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and
expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares		3.11%	4.77%	5.87%
Class A shares
with maximum sales charge (4.5%)	3/31/03	(1.72)%	—	—	2.89%
without sales charge	3/31/03	2.92%	—	—	4.29%
Class B shares
with applicable redemption charge †	3/31/03	(1.61)%	—	—	2.99%
without redemption	3/31/03	2.34%	—	—	3.80%
Class C shares
with applicable redemption charge ††	3/31/03	1.09%	—	—	3.52%
without redemption	3/31/03	2.08%	—	—	3.52%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Municipal Bond Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.51	$ 6.05	$ 7.31	$ 2.24
Ending value (after expenses)	$1,018.50	$1,016.00	$1,014.70	$1,019.80

COMPARING YOUR FUND's EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.52	$ 6.06	$ 7.32	$ 2.24
Ending value (after expenses)	$1,021.73	$1,019.21	$1,017.95	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .69% for Class A, 1.19% for Class B, 1.44% for Class C and .44% for Class Z; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)	Value ($)

Arizona—.6%
Peoria Unified School District
Number 11 of Maricopa County,
School Improvement
(Insured; MBIA)	4.00	7/1/22	1,150,000	1,111,268
California—17.7%
California,
GO	5.25	10/1/16	695,000	699,316
California,
GO (Insured; MBIA)	5.25	9/1/10	105,000 [a]	111,008
California,
GO Veterans (Insured; FSA)	5.45	12/1/24	3,430,000	3,469,273
California Department of Water
Resources, Power Supply
Revenue (Insured; XLCA)	5.38	5/1/12	4,000,000 [a]	4,407,560
California Public Works Board,
LR (Department of Corrections)
(Insured; AMBAC)	5.25	3/1/21	1,000,000	1,063,710
Clovis Public Financing Authority,
Water Revenue (Insured; AMBAC)	5.00	3/1/19	2,005,000	2,138,613
East Bay Municipal Utility
District, Water System Revenue
(Insured; MBIA)	5.00	6/1/21	1,125,000	1,183,455
East Side Union High School
District, GO (County of Santa
Clara, 2002 Election Series)
(Insured; FGIC)	5.00	8/1/18	1,345,000	1,439,258
East Side Union High School
District, GO (County of Santa
Clara, 2002 Election Series)
(Insured; FGIC)	5.00	8/1/19	1,410,000	1,505,725
Fullerton Joint Union High School
District (Insured; FSA)	5.00	8/1/18	760,000	800,630
Glendale Community College
District (Insured; FGIC)	0.00	8/1/19	770,000	441,657
Glendale Community College
District (Insured; FGIC)	0.00	8/1/20	1,200,000	654,840
Glendale Community College
District (Insured; FGIC)	0.00	8/1/21	1,520,000	789,503

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/26	2,575,000	1,046,969
Glendora Unified School District,
GO (Insured; FGIC)	0.00	8/1/27	2,000,000	772,500
Nevada Joint Union High School
District, GO (Nevada and Yuba
Counties) (Insured; FSA)	5.00	8/1/22	1,160,000	1,226,619
Placer Union High School District
(Insured; FSA)	0.00	8/1/27	4,110,000	1,587,487
Placer Union High School District
(Insured; FSA)	0.00	8/1/28	4,000,000	1,463,720
Redevelopment Agency of the City
of Corona (Merger Downtown and
Amended Project Area A)
(2004 Tax Allocation)
(Insured; FGIC)	5.00	9/1/18	1,520,000	1,624,044
Sacramento City Financing
Authority, Capital Improvement
Revenue (Water and Capital
Improvement Projects)
(Insured; AMBAC)	5.00	12/1/26	1,100,000	1,143,714
San Jose
(Library Parks and Public
Safety Projects)	5.00	9/1/19	1,575,000	1,674,256
San Juan Unified School District
(Insured; MBIA)	5.25	8/1/19	1,295,000	1,409,465
San Juan Unified School District
(Insured; MBIA)	5.25	8/1/20	1,425,000	1,550,956
Tustin Unified School District,
Special Tax (Senior Lien
Community Facilities
Disctrict 97) (Insured; FSA)	0.00	9/1/21	1,615,000	835,795
Walnut Valley Unified School
District (Insured; FGIC)	6.50	8/1/19	1,765,000	1,786,868
Colorado—2.7%
Colorado Health Facilities
Authority, Revenue (Porter
Place, Inc. Project)
(Collateralized; GMNA)	5.88	1/20/20	1,940,000	2,057,370

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway
Authority, Senior Revenue
(Insured; FSA)	0.00	6/15/26	10,000,000	3,279,000
Delaware—4.9%
Delaware Economic Development
Authority, Revenue (Pollution
Control Delmarva Project)
(Insured; AMBAC)	5.20	2/1/19	6,000,000	6,330,000
Delaware Housing Authority,
Revenue	5.40	7/1/24	1,280,000	1,296,883
Wilmington,
MFHR (GNMA Collateralized
Mortgage Loan-Market
Street Mews Project)	5.45	9/20/22	2,040,000	2,125,517
Florida—5.1%
Florida Intergovernmental Finance
Commission, Capital Revenue
(Insured; AMBAC)	5.13	2/1/31	3,500,000	3,647,770
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,056,680
School Board of Saint Lucie
County, COP (Florida Master
Lease Program) (Insured; FSA)	5.00	7/1/18	1,635,000	1,736,354
South Indian River Water Control
District, Special Assessment
Revenue Improvement (Unit of
Development RI-13) (Insured; MBIA)	5.00	8/1/26	1,955,000	2,073,395
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,655,205
Georgia—2.0%
Atlanta,
Water and Wastewater Revenue
(Insured; FGIC)	5.50	11/1/18	1,200,000	1,352,844
De Kalb County Housing Authority,
MFHR (Longleaf Apartments
Project) (Collateralized; GNMA)	5.45	10/20/24	1,540,000	1,651,327

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Development Authority of Bulloch
County, Student Housing, LR
(Georgia Southern University
Project) (Insured; AMBAC)	5.00	8/1/18	970,000	1,025,600
Idaho—7.1%
Boise State University,
Student Union and Housing
System Revenue
(Insured; AMBAC)	5.00	4/1/17	1,015,000	1,079,544
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/12	5,000 [a]	5,436
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/22	2,995,000	3,213,066
Caldwell,
Parity Lien Sewer Revenue
(Insured; FSA)	5.75	9/1/18	2,625,000	2,860,095
Canyon County School District
Number 132 (Caldwell) GO
School (Insured; MBIA)	5.25	7/30/16	1,405,000	1,517,709
Idaho Housing and Finance
Association, SFMR	5.63	7/1/15	450,000	456,705
Idaho State University,
General Improvement Revenue
(Insured; FSA)	5.00	4/1/16	2,315,000	2,475,800
Idaho State University,
General Improvement Revenue
(Insured; FSA)	5.00	4/1/17	1,080,000	1,148,677
The Regents of the University of
Idaho, Student Fee Revenue
(Insured; FSA)	5.00	4/1/14	1,080,000	1,161,659
Illinois—.4%
Southwestern Illinois Development
Authority, Local Government
Program Revenue (Triad
Community Unit School
District Number 2 Project)
(Insured; MBIA)	0.00	10/1/25	2,000,000	836,540

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kentucky—.8%
Barbourville,
Educational Facilities First
Mortgage Revenue
(Union College Energy
Conservation Project)	5.25	9/1/26	1,500,000	1,527,450
Louisiana—3.1%
Louisiana Office Facilities Corp.,
LR (Capital Complex Program)
(Insured; MBIA)	5.25	3/1/17	3,000,000	3,130,350
Orleans Parish School Board
(Insured; FGIC)	5.20	2/1/14	3,000,000	3,014,940
Maine—3.1%
Maine Housing Authority
(Mortgage Purchase)	5.85	11/15/20	1,230,000	1,281,377
Maine Housing Authority
(Mortgage Purchase)	5.35	11/15/21	4,680,000	4,845,251
Maryland—5.8%
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000	1,575,675
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	1,860,000	1,901,236
Maryland Community Development
Administration, Department of
Housing and Community
Development, MFHR (Insured;
Mortgage Loans)	5.30	5/15/22	435,000	435,144
Maryland Community Development
Administration, Department of
Housing and Community
Development, Residential
Revenue (Single Family Program)	4.75	4/1/13	2,090,000	2,152,010
Maryland Health and Higher
Educational Facilities
Authority, Revenue (John
Hopkins Medical Institutions
Utilities Program Issue)	5.00	5/15/37	5,000,000	5,209,200

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—1.5%
Massachusetts Development Finance
Agency, Revenue (Credit
Housing-Chelsea Homes)	5.00	12/15/24	1,200,000	1,221,504
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	12/1/28	1,700,000	1,729,529
Massachusetts Housing Finance
Agency, SFHR	7.13	6/1/25	55,000	55,060
Michigan—1.5%
Grand Traverse County Building
Authority, GO (Insured; MBIA)	5.00	5/1/25	1,070,000	1,113,528
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	1,000,000	1,159,070
Michigan Municipal Bond Authority,
Revenue (Local Government Loan
Program) (Insured; FGIC)	6.13	12/1/18	750,000	754,545
Mississippi—1.2%
Mississippi Development Bank,
Special Obligation (Waveland,
GO Public Improvement Bond
Project) (Insured; AMBAC)	5.00	11/1/20	1,315,000	1,394,018
Mississippi Development Bank,
Special Obligation Revenue
(Covington County
Hospital/Nursing Home
Project) (Insured; AMBAC)	5.00	7/1/27	1,000,000	1,058,470
Missouri—4.3%
Cape Girardeau County Industrial
Development Authority, MFHR
(Cape LaCroix Apartments
Project) (Collateralized; GNMA)	6.40	6/20/31	1,245,000	1,271,207
Curators of the University of
Missouri, Systems Facilities Revenue	5.00	11/1/21	1,605,000	1,702,215
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	1,570,000	1,637,604
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	1,385,000	1,434,195

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri (continued)
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FHLMC, FNMA
and GNMA)	5.00	9/1/37	2,500,000	2,542,550
Montana—2.2%
Montana Board of Housing,
SFMR	5.60	12/1/23	2,015,000	2,062,232
Montana Board of Regents,
Higher Education Revenue
(Montana State University)
(Insured; AMBAC)	5.00	11/15/20	1,210,000	1,292,546
Montana Board of Regents,
Higher Education Revenue
(Montana State University)
(Insured; AMBAC)	5.00	11/15/21	950,000	1,012,073
Nebraska—1.3%
Municipal Energy Agency of
Nebraska, Power Supply System
Revenue (Insured; AMBAC)	5.25	4/1/16	2,305,000	2,472,597
New Hampshire—2.3%
New Hampshire Higher Educational
and Health Facilities
Authority, HR (Androscoggin
Valley Hospital)	5.75	11/1/17	1,475,000	1,524,457
New Hampshire Housing Finance
Authority, Mortgage Revenue	6.85	7/1/14	5,000	5,009
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.05	7/1/12	1,175,000	1,200,298
New Hampshire Housing Finance
Authority, Multi-Family Revenue	5.15	7/1/13	1,815,000	1,856,636
New Jersey—.6%
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	76,019
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	214,646
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	750,000	877,140

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Mexico—.8%
New Mexico Finance Authority,
Court Facilities Fee Revenue
(Insured; MBIA)	5.00	6/15/11	1,500,000 [a]	1,587,810
New York—1.9%
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Insured; MBIA)	5.13	6/15/21	2,000,000	2,042,920
New York State Thruway Authority,
State Personal Income Tax
Revenue (Transportation)
(Insured; MBIA)	5.00	3/15/20	1,575,000	1,677,391
North Carolina—5.0%
North Carolina Housing Finance
Agency, Home Ownership Revenue	5.88	7/1/31	7,205,000	7,432,606
Onslow County Hospital Authority,
FHA Insured Mortgage Revenue
(Onslow Memorial Hospital
Project) (Insured; MBIA)	5.00	10/1/25	1,250,000	1,317,275
Randolph County,
COP (Insured; AMBAC)	5.00	2/1/21	1,060,000	1,131,730
Ohio—2.7%
Lorain,
Hospital Improvement Revenue
(Lakeland Community Hospital, Inc.)	6.50	11/15/12	710,000	726,500
Ohio Water Development Authority,
Water Development Revenue
(Fresh Water Improvement)	4.75	12/1/27	3,000,000	3,064,110
Sharonville
(Insured; FGIC)	5.25	6/1/17	1,480,000	1,599,762
Oregon—1.5%
Oregon Bond Bank,
Revenue (Economic Community
Development Department)
(Insured; MBIA)	5.50	1/1/14	1,190,000	1,240,373
Oregon Housing and Community
Services Department, SFMR
(Mortgage Program)	6.45	7/1/26	275,000	278,063

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oregon (continued)
Sweet Home School District
Number 55, Linn County, GO
(Insured; FSA)	5.50	6/15/11	1,375,000 [a]	1,487,956
Pennsylvania—5.6%
Dauphin County General Authority,
Revenue (Office and Parking,
Riverfront Office)	6.00	1/1/25	2,000,000	1,901,760
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; FSA)	5.00	12/1/25	5,000,000	5,239,200
Philadelphia Hospitals and Higher
Education Facilities Authority,
Health System Revenue
(Jefferson Health System)	5.00	5/15/11	1,410,000	1,446,773
Washington County Industrial
Development Authority, PCR
(West Penn Power Co. Mitchell
Station Project) (Insured; AMBAC)	6.05	4/1/14	2,500,000	2,529,725
Tennessee—.5%
Sullivan County Industrial Board,
Revenue (Collateralized; GNMA)	6.35	7/20/27	1,000,000	1,021,150
Texas—7.2%
Austin,
Utility System Revenue
(Insured; FSA)	5.13	11/15/16	2,000,000	2,033,180
Austin Convention Enterprises Inc.,
Convention Center Hotel
First Tier Revenue	6.60	1/1/21	1,500,000	1,585,755
Dallas	5.25	2/15/09	1,000,000 [a]	1,039,260
Leander Independent School
District, Tax School Building
(Permanent School Fund
Guaranteed)	0.00	8/15/30	2,000,000	567,160
Leander Independent School
District, Tax School Building
(Permanent School Fund
Guaranteed)	0.00	8/15/31	9,110,000	2,438,474

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Little Elm Independent School
District (Permanent School
Fund Guaranteed)	0.00	8/15/22	1,285,000	547,628
Mesquite Independent School
District, Tax and School
Building (Permanent School
Fund Guaranteed)	0.00	8/15/28	4,675,000	1,556,120
North Harris Montgomery Community
College District (Insured; FGIC)	5.38	2/15/17	1,945,000	2,087,199
Prosper,
Combination Tax and Revenue
Certificates of Obligation
(Insured; FGIC)	4.50	8/15/25	780,000 [b]	784,033
Wylie Independent School District,
Tax School Building (Permanent
School Fund Guaranteed)	0.00	8/15/24	3,500,000	1,467,375
Vermont—.9%
Vermont Municipal Bond Bank
(Insured; MBIA)	5.00	12/1/17	720,000	769,788
Vermont Municipal Bond Bank
(Insured; MBIA)	5.00	12/1/22	930,000	982,099
Virginia—2.3%
Hampton Redevelopment and Housing
Authority, Senior Living
Association Revenue
(Collateralized; GNMA)	5.88	7/20/16	1,825,000	1,881,739
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; MBIA)	5.00	5/15/19	1,200,000	1,283,868
Virginia Transportation Board,
Transportation Revenue (U.S.
Route 58 Corridor)	5.00	5/15/17	1,300,000	1,373,463
Washington—.7%
Energy Northwest,
Wind Project Revenue	5.88	1/1/07	1,375,000 [a]	1,426,067
West Virginia—.5%
Pleasants County,
PCR (West Penn Power Co.)
(Insured: AMBAC and MBIA)	6.15	5/1/15	1,000,000	1,018,210

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin—.5%
Housing Authority of the City of
Milwaukee, MFHR (Veterans
Housing Projects)
(Collateralized; FNMA)	5.10	7/1/22	1,000,000	1,060,090
Total Long-Term Municipal
Investments
(cost $187,834,657)				194,347,778

Short-Term Municipal
Investments—1.1%

Florida—.6%
Jacksonville,
PCR, Refunding (Florida Power
and Light Co. Project)	3.59	9/1/06	1,100,000 [c]	1,100,000
Missouri—.5%
Missouri Health and Educational
Facilities Authority,
Educational Facilities Revenue
(Washington University)
(Liquidity Facility; JPMorgan
Chase Bank)	3.57	9/1/06	1,000,000 [c]	1,000,000
Total Short-Term Municipal
Investments
(cost $2,100,000)				2,100,000

Total Investments (cost $189,934,657)			99.4%	196,447,778
Cash and Receivables (Net)			.6%	1,137,431
Net Assets			100.0%	197,585,209

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	70.5
AA		Aa		AA	22.7
A		A		A	2.3
BBB		Baa		BBB	.8
F1		MIG1/P1		SP1/A1	1.1
Not Rated [d]		Not Rated [d]		Not Rated [d]	2.6
					100.0

† Based on total investments.
[d] Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	189,934,657	196,447,778
Interest receivable		2,200,436
Receivable for investment securities sold		299,500
Receivable for shares of Common Stock subscribed		973
Prepaid expenses		17,375
		198,966,062

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		59,576
Cash overdraft due to custodian		432,167
Payable for investment securities purchased		778,635
Payable for shares of Common Stock redeemed		54,760
Accrued expenses		55,715
		1,380,853

Net Assets ($)		197,585,209

Composition of Net Assets ($):
Paid-in capital		193,708,603
Accumulated net realized gain (loss) on investments		(2,636,515)
Accumulated net unrealized appreciation
(depreciation) on investments		6,513,121

Net Assets ($)		197,585,209

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	3,970,379	600,463	610,615	192,403,752
Shares Outstanding	287,572	43,480	44,220	13,929,287

Net Asset Value Per Share ($)	13.81	13.81	13.81	13.81

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Interest Income	9,577,808
Expenses:
Management fee—Note 3(a)	1,212,431
Shareholder servicing costs—Note 3(c)	173,279
Registration fees	50,728
Professional fees	47,069
Custodian fees	23,376
Prospectus and shareholders' reports	12,805
Directors' fees and expenses—Note 3(d)	12,225
Distribution fees—Note 3(b)	7,575
Loan commitment fees—Note 2	1,613
Miscellaneous	31,627
Total Expenses	1,572,728
Less—reduction in management fee
due to undertaking—Note 3(a)	(642,407)
Less—reduction in custody fees
due to earning credits—Note 1(b)	(13,532)
Net Expenses	916,789
Investment Income—Net	8,661,019

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	421,944
Net unrealized appreciation (depreciation) on investments	(3,071,905)
Net Realized and Unrealized Gain (Loss) on Investments	(2,649,961)
Net Increase in Net Assets Resulting from Operations	6,011,058

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	8,661,019	8,939,126
Net realized gain (loss) on investments	421,944	227,803
Net unrealized appreciation
(depreciation) on investments	(3,071,905)	1,852,988
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,011,058	11,019,917

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(142,322)	(78,300)
Class B shares	(19,001)	(15,748)
Class C shares	(21,405)	(16,958)
Class Z shares	(8,466,197)	(8,818,121)
Net realized gain on investments:
Class A shares	—	(715)
Class B shares	—	(360)
Class C shares	—	(435)
Class Z shares	—	(178,835)
Total Dividends	(8,648,925)	(9,109,472)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,639,074	2,905,400
Class B shares	108,832	246,556
Class C shares	304,478	187,004
Class Z shares	7,214,629	9,385,477
Dividends reinvested:
Class A shares	98,114	57,097
Class B shares	8,727	7,202
Class C shares	6,045	5,830
Class Z shares	5,531,086	5,827,204
Cost of shares redeemed:
Class A shares	(2,307,008)	(220,521)
Class B shares	(55,548)	(87,548)
Class C shares	(230,378)	(90,233)
Class Z shares	(24,786,494)	(25,554,705)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(11,468,443)	(7,331,237)
Total Increase (Decrease) in Net Assets	(14,106,310)	(5,420,792)

Net Assets ($):
Beginning of Period	211,691,519	217,112,311
End of Period	197,585,209	211,691,519

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	192,464	210,040
Shares issued for dividends reinvested	7,154	4,110
Shares redeemed	(167,801)	(15,830)
Net Increase (Decrease) in Shares Outstanding	31,817	198,320

Class B [a]
Shares sold	7,963	17,747
Shares issued for dividends reinvested	636	519
Shares redeemed	(4,049)	(6,336)
Net Increase (Decrease) in Shares Outstanding	4,550	11,930

Class C
Shares sold	22,115	13,467
Shares issued for dividends reinvested	440	420
Shares redeemed	(16,930)	(6,539)
Net Increase (Decrease) in Shares Outstanding	5,625	7,348

Class Z
Shares sold	524,872	677,111
Shares issued for dividends reinvested	403,232	419,781
Shares redeemed	(1,806,097)	(1,843,092)
Net Increase (Decrease) in Shares Outstanding	(877,993)	(746,200)

[a] During the period ended August 31, 2006, there were no shares converted from Class B to Class A shares and during the period ended August 31, 2005, 1,488 Class B representing $20,574 were automatically converted to
1,488 Class A shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

		Year Ended August 31,

Class B Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.98	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.48	.48	.49	.20
Net realized and unrealized
gain (loss) on investments	(.16)	.14	.41	(.29)
Total from Investment Operations	.32	.62	.90	(.09)
Distributions:
Dividends from investment income—net	(.49)	(.48)	(.49)	(.22)
Dividends from net realized
gain on investments	—	(.01)	(.00)[c]	—
Total Distributions	(.49)	(.49)	(.49)	(.22)
Net asset value, end of period	13.81	13.98	13.85	13.44

Total Return (%) [d]	2.34	4.57	6.85	(.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.54	1.58	2.28[f]
Ratio of net expenses to average net assets	1.19	1.19	1.19	1.20[f]
Ratio of net investment income
to average net assets	3.55	3.46	3.56	4.87[f]
Portfolio Turnover Rate	17.59	9.47	9.74	33.72

Net Assets, end of period ($ x 1,000)	600	544	374	31

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.98	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.46	.44	.45	.16
Net realized and unrealized
gain (loss) on investments	(.18)	.14	.42	(.27)
Total from Investment Operations	.28	.58	.87	(.11)
Distributions:
Dividends from investment income—net	(.45)	(.44)	(.46)	(.20)
Dividends from net realized
gain on investments	—	(.01)	(.00)[c]	—
Total Distributions	(.45)	(.45)	(.46)	(.20)
Net asset value, end of period	13.81	13.98	13.85	13.44

Total Return (%) [d]	2.08	4.30	6.58	(.80)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.74	1.82	2.14[f]
Ratio of net expenses to average net assets	1.44	1.44	1.44	1.45[f]
Ratio of net investment income
to average net assets	3.29	3.20	3.24	3.57[f]
Portfolio Turnover Rate	17.59	9.47	9.74	33.72

Net Assets, end of period ($ x 1,000)	611	539	433	23

[a] From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

		Year Ended August 31,

Class Z Shares	2006	2005	2004	2003 [a]	2002

Per Share Data ($):
Net asset value, beginning of period	13.98	13.86	13.44	13.66	13.69
Investment Operations:
Investment income—net [b]	.59	.58	.60	.64	.66
Net realized and unrealized
gain (loss) on investments	(.17)	.13	.42	(.23)	(.03)
Total from Investment Operations	.42	.71	1.02	.41	.63
Distributions:
Dividends from investment income—net	(.59)	(.58)	(.60)	(.63)	(.65)
Dividends from net realized
gain on investments	—	(.01)	(.00)[c]	—	(.01)
Total Distributions	(.59)	(.59)	(.60)	(.63)	(.66)
Net asset value, end of period	13.81	13.98	13.86	13.44	13.66

Total Return (%)	3.11	5.28	7.73	3.10	4.72

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.77	.75	.75	.74	.74
Ratio of net expenses to
average net assets	.44	.44	.45	.45	.45
Ratio of net investment income
to average net assets	4.30	4.21	4.37	4.62	4.90
Portfolio Turnover Rate	17.59	9.47	9.74	33.72	31.28

Net Assets, end of period ($ x 1,000)	192,404	207,034	215,510	231,453	248,125

[a] The fund commenced offering four classes of shares on March 31, 2003.The existing shares were redesignated
Class Z shares.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers five series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation ("Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $105,219, accumulated capital losses $2,698,611 and unrealized appreciation $6,575,217.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $671,146 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009, $1,278,066 expires in fiscal 2010 and $2,656 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows: tax exempt income of $8,648,925 and $8,929,127 and ordinary income $0 and $180,345 respectively.

During the period ended August 31,2006,as a result of permanent book to tax differences, primarily due to the tax treatment of amortization adjustments, the fund decreased accumulated undistributed investment income-net by $12,094, increased accumulated net realized gain (loss) on investments by $62,095 and decreased paid-in capital by $50,001. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, (as applicable to Class A, Class B and Class C shares), taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2007.The reduction in management fee, pursuant to the undertaking, amounted to $642,407 during the period ended August 31, 2006.

During the period ended August 31, 2006, the Distributor retained $1,094 from commissions earned on sales of the fund's Class A shares, and $831 and $365 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2006, Class B and Class C shares were charged $2,684 and $4,891, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts. The services provided may

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2006, Class Z shares were charged $100,991 pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B and Class C shares were charged $8,838, $1,342 and $1,630 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2006, the fund was charged $39,890 pursuant to the transfer agency agreement.

During the period ended August 31, 2006 the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $100,156, Rule 12b-1 distribution plan fees $643,shareholder services plan fees $1,063, transfer per account fees $5,956 and chief compliance officer fees $1,895, which are offset against an expense reimbursement currently in effect in the amount of $50,137.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $34,994,369, and $43,216,484, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $189,872,561; accordingly, accumulated net unrealized appreciation on investments was $6,575,217, consisting of $6,713,410 gross unrealized appreciation and $138,193 gross unrealized depreciation.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Select Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Municipal Bond Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Municipal Bond Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2006 as "exempt-interest dividends" (not generally subject to federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND's MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on April 18, 2006, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and expense ratio with a group of comparable funds (the "Expense Group")

and with a broader group of funds (the "Expense Universe") that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses, and yield and total return performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's contractual management fee was above the Expense Group median but that the fund's actual management fee and total expense ratio (based on Class A shares) were in the first quintiles (the first quintile reflecting the ranking group with the lowest fees and expense ratios) within the Expense Group and Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance for various periods ended February 28, 2006, and placed significant emphasis on comparisons of yield and total return performance among the same group of funds as the Expense Group (the "Performance Group") and to a group of funds that was broader than the Expense Universe (the "Performance Universe") that also was selected by Lipper. Because the fund's Class A shares have only a two year performance history, the Board also reviewed performance results for the fund's Class Z shares, which is the fund's oldest share class. The Board noted that the fund generally achieved first and second quintile rankings (the first quintile reflecting the highest performance ranking group) among its Performance Group and Performance Universe on a total return basis for each reported time period up to 10 years. On a yield performance basis, the Board noted that the fund's one-year yield performance was variously above and below median for the Performance Group and Performance Universe for the past 10 reported annual periods.

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the "Similar Funds"), and explained the nature of the Similar Funds and any differences, from the Manager's perspective, in providing services to the Similar Funds as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund's management fee.

Representatives of the Manager noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided.The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
Gordon J. Davis (65)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 24

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (64)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0319AR0806

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 116,324 in 2005 and $151,423 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $11,829 in 2005 and $13,884 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $275 in 2005 and $283 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,013,651 in 2005 and $445,221 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By:	/s/Stephan E. Canter
Stephan E. Canter
President

Date:	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 27, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)